                                                                     EXHIBIT 10u





                                CREDIT AGREEMENT


                         dated as of December 17, 1996


                                    between


                             ROWAN COMPANIES, INC.
                                  as Shipowner


                                      and


                                 CITIBANK, N.A.
                                 as the Lender

                               TABLE OF CONTENTS

SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.01             Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.02             Principles of Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 2.  THE CREDIT FACILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.01             Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.02             Availability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.03             Disbursements and Minimum Amount of Utilizations  . . . . . . . . . . . . . . . . . . . . .  2
         2.04             Floating Rate Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

SECTION 3.  DISBURSEMENT REQUIREMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         3.01             Disbursement Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

SECTION 4.  TERMS OF THE CREDIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         4.01             Principal Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         4.02             Interest Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         4.03             Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         4.04             Recapture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         4.05             Evidence of Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         4.06             Limit of United States Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

SECTION 5. CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         5.01             Conditions Precedent to Lender's Obligations Under this Agreement   . . . . . . . . . . . .  6
         5.02             Conditions Precedent to Each Disbursement . . . . . . . . . . . . . . . . . . . . . . . . .  8

SECTION 6. FEES AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         6.01             Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         6.02             Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         6.03             Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         6.04             Additional or Increased Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

SECTION 7.  PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         7.01             Method of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         7.02             Application of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

SECTION 8.  REPRESENTATIONS AND WARRANTIES BY THE SHIPOWNER . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         8.01             Representations and Warranties of the Shipowner   . . . . . . . . . . . . . . . . . . . . . 12
         8.02             Agreements of the Shipowner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

SECTION 9.  CANCELLATION, SUSPENSION AND EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         9.01             Cancellation by the Shipowner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         9.02             [Intentionally Omitted] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         9.03             Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

SECTION 10.  GOVERNING LAW AND JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         10.01   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         10.02   Submission to Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         10.03   Waiver of Security Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         10.04   No Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

SECTION 11.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         11.01   Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         11.02   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         11.03   Disposition of Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         11.04   Disclaimer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         11.05   No Waiver; Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         11.06   Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         11.07   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         11.08   Amendment or Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         11.09   Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         11.10   Benefit of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         11.11   Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         11.12   Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         11.13   Shipowner Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
         11.14   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22



Exhibits

         Exhibit 1        Schedule of Definitions

Annexes

         Annex A          Form of Disbursement Requests

         THIS CREDIT AGREEMENT, dated as of December 17, 1996, is made by and between ROWAN COMPANIES, INC., a Delaware corporation, as the Shipowner, and CITIBANK, N.A., a national banking association, as the Lender.

                                   BACKGROUND

WHEREAS:

         (A) by this Agreement, the Lender has established a credit facility (the "Credit Facility") in the amount of $153,091,000, pursuant to which the Lender shall, subject to the terms and conditions hereof, extend financing to the Shipowner (i) for the manufacture, construction, fabrication, financing and purchase by the Shipowner of the Vessel; (ii) for the payment of the related Construction Period Interest; and (iii) for the payment of the Guarantee Fees;

         (B) the establishment of the Credit Facility is in reliance upon the commitment of the United States to guarantee the payment of the unpaid interest on, and the unpaid balance of the principal of, the Floating Rate Note, including interest accruing between the date of an Indenture Default under the Floating Rate Note and the payment in full of the Guarantee;

         (C) a condition to the Lender's extension of the Credit Facility under this Agreement is the Lender's timely receipt of Certificates Authorizing Disbursement and issuance of the Guarantee of the Floating Rate Note; and

         (D) the Credit Facility may be utilized by the Shipowner in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

         1.01 Defined Terms. For the purposes of this Agreement, unless otherwise defined herein, defined terms shall have the meanings specified in
Exhibit 1 hereto.

         1.02    Principles of Construction.

         (a) The meanings set forth for defined terms in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined.

         (b) Unless otherwise specified, all references in this Agreement to Annexes or Exhibits are to Annexes or Exhibits in or to this Agreement.

         (c) The headings of the Sections in this Agreement are included for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         SECTION 2.  THE CREDIT FACILITY

         2.01 Amount. The Lender hereby establishes the Credit Facility, upon the terms and conditions set forth in this Agreement, in favor of the Shipowner in the maximum amount of $153,091,000 (the "Credit Facility Amount"), to enable the Shipowner to finance: (i) the manufacture, construction, fabrication, financing and purchase of the Vessel; (ii) Construction Period Interest; and (iii) the Guarantee Fees. The Lender will, subject to the terms and conditions provided herein, be obligated to fund under the Credit Facility the amount (the "Available Amount") which is equal to the excess, if any, of the Credit Facility Amount over the outstanding principal amount evidenced by the Floating Rate Note ("Outstanding Principal").

         2.02 Availability. Disbursements under the Credit Facility may be made once a calendar month and up to and including the Final Disbursement Date. "Final Disbursement Date" shall mean either October 31, 1998 or, if earlier, the date on which the Available Amount under the Credit Facility is cancelled in accordance with Section 9.01 or reduced to zero.

         2.03 Disbursements and Minimum Amount of Utilizations. Upon satisfaction of Sections 3.01, 5.01 and 5.02, disbursements shall be made by advances from the Lender to the Shipowner ("Disbursements") in accordance with
Section 3.01. Notwithstanding anything in this Agreement to the contrary, the Shipowner may not request a Disbursement under the Credit Facility for an amount (a) less than the smaller of (i) $1,000,000 or (ii) the Available Amount or (b) more than the Available Amount.

         2.04 Floating Rate Note. Disbursements from the Credit Facility shall become the indebtedness of the Shipowner to the Lender under the Floating Rate Note.

         SECTION 3.  DISBURSEMENT REQUIREMENTS

         3.01 Disbursement Procedures. Upon receipt of each Certificate Authorizing Disbursement at least five Business Days prior to the proposed disbursement date, the Lender shall disburse funds in accordance with the terms of such Certificate Authorizing Disbursement to the Shipowner subject to the terms of this Agreement; provided that, if the Certificate Authorizing Disbursement and the request for disbursement referred to therein do not specify a disbursement date, then the disbursement date shall be the fifth Business Day (or such earlier or later Business Day as is requested by the Shipowner and is acceptable to the Lender) following the Lender's receipt of such Certificate Authorizing Disbursement. Promptly following each Disbursement, the Lender shall transmit to the Indenture Trustee a copy of the Certificate Authorizing Disbursement, a confirmation that the Disbursement was made, and a copy of Exhibit A to the Floating Rate Note, updated to reflect such Disbursement and other intervening, related events.

         SECTION 4.  TERMS OF THE CREDIT

         4.01 Principal Repayment. The Shipowner shall repay all Outstanding Principal in twenty-four (24) approximately equal, successive semi-annual installments, with each such installment to be payable on a Payment Date, provided that, on the last Payment Date, the Shipowner shall repay in full the remaining Outstanding Principal.

         4.02    Interest Payment.

         (a) On each Interest Payment Date the Shipowner shall pay interest on the Outstanding Principal, calculated at an interest rate per annum equal to the Applicable Interest Rate therefor, as determined for each successive Interest Period. The interest rate on such amount shall be determined by the Indenture Trustee pursuant to the definition of Applicable Interest Rate. From time to time, the Lender will confirm LIBOR, Base Rate, and Applicable Interest Rate to the Indenture Trustee, provided, however, such confirmation shall not relieve the Indenture Trustee of its obligations under the Indenture to determine the Applicable Interest Rate.

         (b) The Shipowner shall pay to the Person entitled to any Unpaid Amount, on demand, interest on such Unpaid Amount (to the extent permitted by applicable law) for each Post Maturity Period at an interest rate per annum equal to the sum (the "Post Maturity Interest Rate") of (1) two percent (2%), plus (2) the Post Maturity Applicable Interest Rate. With respect to any Unpaid Amounts, the "Post Maturity Applicable Interest Rate" shall mean either
(i) LIBOR on the Quotation Date therefor plus during the Construction Period, nine-twentieths of one percent (0.45%) per annum and thereafter, one-half of one percent (0.50%) per annum, or (ii) if, for any such Post Maturity Period, LIBOR cannot be determined, the rate per annum reasonably determined by the Person to whom such Unpaid Amount is owed before the last day of such Post Maturity Period to be that which expresses as a percentage rate per annum the cost which such Person would incur in funding such Unpaid Amount from whatever source it reasonably deems appropriate for such Post Maturity Period plus during the Construction Period, nine-twentieths of one percent (0.45%) per annum and thereafter, one-half of one percent (0.50%) per annum or (iii) if any such Unpaid Amount is an Accelerated Repayment, then during the first Post Maturity Period the rate which would have been applicable to such Unpaid Amount had it not so fallen due. In the absence of an Indenture Default, any interest which shall have accrued under this Section 4.02(b) in respect of an Unpaid Amount shall be due and payable and shall be paid by the Shipowner on demand on such dates as the Person to whom such Unpaid Amount is owed may specify by written notice to the Shipowner, or if there is an Indenture Default, any interest which shall have accrued under this Section 4.02(b) in respect of an Unpaid Amount shall be due and payable immediately and shall be paid by the Shipowner without demand and any payment by, or on behalf of, the Shipowner hereunder shall be governed by Section 7.02 and the provisions of the last paragraph of Section 9.03.

         As used herein, "Unpaid Amount" means all or any part of principal, accrued interest, fees or other amounts owing to the Lender under this Agreement or the Floating Rate Note which is not paid in full when and as due and payable, whether at Stated Maturity, by acceleration or otherwise, or any sum due and payable by the Shipowner to the Lender under any judgment of any court or arbitral tribunal in connection with this Agreement which is not paid on the date of such judgment; provided, however, that it is agreed that Unpaid Amount shall not include any part of the principal and interest on the Floating Rate Note, except that Unpaid Amount shall include all such amounts thereof as are not paid by the Shipowner as and when they are due but are paid by the Shipowner prior to payment thereof by the Secretary. "LIBOR" shall mean, in relation to any Post Maturity Period (other than the first Post Maturity Period contemplated by clause (iii) of Section 4.02(b)), the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) last quoted by the principal London office of CITIBANK, N.A. prior to the close of business at such London office on the Quotation Date for the offering to leading banks in the London interbank market of U.S. Dollar deposits on an overnight basis and in an amount comparable to the Unpaid Amount to which LIBOR is to apply. "Accelerated Repayment" shall mean any part of the principal of the Floating Rate Note which became due and payable on a day other than its Payment Date. "Post Maturity Period" shall mean with respect to the period from the date an Unpaid Amount was due until such amount shall have been paid in full, each successive period, the first of which shall start on the date such Unpaid Amount was due (or the date of any such judgment or arbitral award, if earlier) and each other of which shall start on the last day of the preceding such period, and the duration of each of which shall be one day, or if LIBOR applies, then from and including the Quotation Date for such Post Maturity Period to but excluding the next Quotation Date or such other duration selected by the Person to whom such Unpaid Amount is due, provided, however, that in the case of any Accelerated Repayment, the first such Post Maturity Period applicable thereto shall be of a duration equal to the unexpired portion of its then applicable Interest Period. "Quotation Date" in relation to any Post Maturity Period means the day on which quotations would ordinarily be given by CITIBANK, N.A. in the London interbank market for dollar deposits for delivery on the first day of that period, provided, however, that if, for any such Post Maturity Period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

         4.03 Prepayment. (a) The Shipowner may from time to time prepay on any Interest Payment Date all or part of the Outstanding Principal evidenced by the Floating Rate Note, provided that: (i) any partial prepayment shall be in a minimum principal amount of $10,000,000, unless otherwise required by the Indenture; (ii) the Shipowner shall have given the Lender and the Indenture Trustee prior written notice of the prepayment (which shall be not less than 40 nor more than 60 days); (iii) the Shipowner shall have paid in full all amounts due under this Agreement as of the date of such prepayment, including, without limitation, interest which has accrued to the date of prepayment on the amount prepaid and all other amounts payable hereunder relating to the prepayment; and
(iv) any amount prepaid hereunder shall not be considered part of the Available Amount.

         (b) Upon delivery to the Shipowner and the Secretary of the instrument satisfying and discharging the Indenture contemplated by Section
12.01 of the Exhibit 1 to the Indenture, all of the Shipowner's indebtedness, liabilities and obligations under this Agreement and the Fee Letter shall become immediately due and payable without demand upon, or notice to, the Shipowner.

         (c) Notwithstanding any other provision to the contrary herein, the Shipowner or the Secretary (after the Secretary's assumption of the Floating Rate Note pursuant to Section 6.09 of Exhibit 1 to the Indenture) may from time to time prepay all or part of the principal amount of the Floating Rate Note without any prepayment penalty or premium in accordance with Article III of
Exhibit 1 to the Indenture.

         4.04 Recapture. (a) The Shipowner shall pay to the Lender, upon the written request of the Lender, such amounts as shall be sufficient (in the reasonable judgment of the Lender) to compensate the Lender for any loss, expense or liability (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to make or maintain any Disbursement) which the Lender reasonably determines is attributable to:

         (i) any failure to make scheduled payments on a Payment Date or any payment due in connection with any Redemption; or

         (ii) any failure by the Shipowner to borrow any advance for which a Certificate Authorizing Disbursement has been issued; or

         (iii) any revocation of a notice of prepayment given pursuant to
Section 4.03(a); or

         (iv) any prepayment of the Floating Rate Note (including, without limitation, due to the issuance of any fixed rate notes) other than on an Interest Payment Date after giving five Business Days prior written notice to the Lender.

         (b) Without prejudice to any other provision hereof (and at the Shipowner's expense), the Lender shall use such reasonable efforts as it shall determine in its sole discretion to minimize any loss, expense or liability to the extent possible.

         4.05 Evidence of Debt. The Shipowner agrees that to evidence further its obligation to repay all amounts disbursed under the Credit Facility, with interest accrued thereon, it shall issue and deliver to the Lender the Floating Rate Note. The Floating Rate Note shall (i) be in the form of Exhibit 2 to the Indenture; (ii) bear the Secretary's Guarantee, and (iii) be valid and enforceable as to its principal amount at any time only to the extent of the aggregate amounts then disbursed and outstanding thereunder, and, as to interest, only to the extent of the interest accrued thereon at the rate guaranteed by the Secretary; with any interest in excess thereof being evidenced by this Agreement.

         4.06 Limit of United States Guarantee. None of the interest, fees, and expenses arising under Section 6 and none of the Indemnified Amounts, commissions, Taxes, Other Taxes, Post Maturity Interest Rate, interest in excess of 10.25% under the Floating Rate Note, the costs of obtaining any interest rate protection, or any other charges, costs, expenses, or indebtedness owed by the Shipowner under this Agreement to any Person is guaranteed by the United States. The Guarantee of the United States extends only to the principal and interest owed under the Floating Rate Note and only to the extent specified therein.

         SECTION 5. CONDITIONS PRECEDENT

         5.01 Conditions Precedent to Lender's Obligations Under this Agreement. The obligations of the Lender under this Agreement shall be subject to the delivery to the Lender of the following documents on or before the Closing Date:

         (a) This Agreement, the Floating Rate Note and the Fee Letter. This Agreement and the Fee Letter, each fully executed by the parties thereto in form and substance satisfactory to the Lender, which shall be in full force and effect and the Floating Rate Note shall have been fully executed by the Shipowner, endorsed by, or on behalf of, the United States, and delivered to the Lender and all amounts then payable under the Fee Letter shall have been paid to the Person entitled thereto.

         (b) Existence. Evidence in form and substance satisfactory to the Lender that the Shipowner is duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power, authority and legal right to own its property and to carry on its business as now conducted.

         (c) Authority. Evidence in form and substance satisfactory to the Lender of the authority of the Shipowner to execute, deliver, perform and observe the terms and conditions of this Agreement, the Floating Rate Note, and the Indenture and evidence of authority (including specimen signatures) for each Person who, on behalf of the Shipowner, signed this Agreement, the Floating Rate Note, and the Indenture, or will otherwise act as representatives of the Shipowner in the operation of the Credit Facility.

         (d) Governmental and Other Authorizations. Copies, certified as true copies by a duly authorized officer of the Shipowner, of each consent, license, authorization or approval of, and exemption by, any Governmental Authority and any governmental authorities within the United States or elsewhere, which are necessary or advisable (i) for the execution, delivery, performance and observance by the Shipowner of this Agreement, the Floating Rate Note and the Indenture; and (ii) for the validity, binding effect and enforceability of this Agreement, the Floating Rate Note and the Indenture, or if none is necessary, a written certification from the Shipowner that none is necessary.

         (e) Legal Opinions. (1) Opinion of legal counsel for the Shipowner concerning this Agreement, the Floating Rate Note, and the Indenture;
(2) Opinion of the Chief Counsel of the Maritime Administration dated the Closing Date, signed by or on behalf of such Chief Counsel, addressed to the Lender to the effect that the Guarantees and the Authorization Agreement have been or will be duly authorized, executed and delivered by the United States of America, and constitute legal, valid, and binding obligations of the United States of America enforceable in accordance with their respective terms; and
(3) Opinion of Mayer, Brown & Platt addressed to the Lender and the Indenture Trustee concerning this Agreement, the Indenture and the Floating Rate Note.

         (f) Guarantee Commitment. A copy of the fully executed Guarantee Commitment, which shall be in full force and effect until completion of the Closing.

         (g) Authorization Agreement. The fully executed Authorization Agreement, which shall be in full force and effect.

         (h) Indenture. The fully executed Indenture, which shall be in full force and effect.

         5.02 Conditions Precedent to Each Disbursement. The obligation of the Lender to make any Disbursement, including the first Disbursement, shall be subject only to the Lender's receipt of a Certificate Authorizing Disbursement and the Lender may conclusively rely thereon.

         SECTION 6. FEES AND EXPENSES

         6.01 Fees. The Shipowner shall pay or cause to be paid to the Person entitled thereto such fees and other amounts as are set forth in that certain Fee Letter (as amended, restated or otherwise modified from time to time with the prior written consent of the Secretary, the "Fee Letter") dated as of December 17, 1996 by the Shipowner and accepted by, among others, the Lender, in each case when and as due.

         6.02    Taxes.

         (a) The Shipowner agrees to pay all amounts owing by it under this Agreement or the Floating Rate Note free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding in the case of the Lender, taxes imposed on its income, and franchise taxes imposed on it in lieu of income taxes, by either (i) the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof, or (ii) the jurisdiction of the Lender's applicable lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). In addition, the Shipowner agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Floating Rate Note or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or the Floating Rate Note (hereinafter referred to as "Other Taxes").

         (b)     The Shipowner further agrees:

         (i) that, if the Shipowner is prevented by operation of law from paying any such Taxes or Other Taxes, or if any such Taxes or Other Taxes are required to be deducted or withheld, then the fees or expenses required to be paid under this Agreement shall, on an after-tax basis, be increased by the amount necessary to yield to the Lender fees or expenses in the amounts provided for in this Agreement after the provision for the payment of all such Taxes and Other Taxes;

         (ii) that the Shipowner shall, at the request of the Lender, execute and deliver to the Lender such further instruments as may be necessary or desirable to effect the payment of the increased amounts as provided for in subsection (i) above, provided, however, that the Shipowner may not amend the Floating Rate Note without the prior written consent of the Secretary;

         (iii) that the Shipowner shall hold the Lender harmless from and against the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 6.02) and any and all liabilities (including, without limitation, penalties, interest and expenses) arising from, or with respect to, any Taxes or Other Taxes (whether or not properly or legally asserted) and whether paid, or payable, by the Shipowner, the Lender or any other Person;

         (iv) that, at the request of the Lender, the Shipowner shall provide the Lender within the later of thirty (30) calendar days after such request or thirty (30) calendar days after the payment of such Taxes or Other Taxes, a copy evidencing the payment of any Taxes or Other Taxes by the Shipowner; and

         (v) that each payment under this Section 6.02 shall be made within 30 days from the date the Lender makes written demand therefor. Each demand for payment by the Lender under Section 6.02(b)(v) for amounts paid or incurred by the Lender shall be accompanied by a certificate (with accompanying documentation supporting the demand) showing in reasonable detail the basis for the calculation of the amounts demanded, which certificate, in the absence of manifest error, shall be conclusive and binding for all purposes.

         (c) Notwithstanding anything to the contrary contained herein, the agreements in this Section 6.02 shall survive the termination of this Agreement and the payment of the Floating Rate Note and all other amounts due hereunder.

         6.03 Expenses. The Shipowner agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, or reimburse the Lender promptly upon demand for the payment of all reasonable and duly documented costs and expenses arising in connection with the preparation, printing, execution, delivery, registration, implementation, modification of or waiver or consent under this Agreement, the Floating Rate Note or the Indenture, including, without limitation, the reasonable and duly documented out-of-pocket expenses of the Lender (incurred in respect of telecommunications, mail or courier service, travel and the like), and the fees and expenses of counsel for the Lender. The Shipowner shall also pay all of the costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by or charged to the Lender in connection with the amendment or enforcement of this Agreement, the Floating Rate Note or the Indenture or the protection or preservation of any right or claim of the Lender arising out of this Agreement, the Floating Rate Note or the Indenture.

         6.04    Additional or Increased Costs.

         (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining the Disbursements or the Credit Facility, then the Shipowner shall from time to time, upon demand by the Lender, pay to the Lender additional amounts sufficient to compensate the Lender for such increased cost.

         (b) If the Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required to be maintained by the Lender or any corporation controlling the Lender and that the amount of such capital is increased by or based upon the existence of the Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by the Lender, the Shipowner shall immediately pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender or such corporation in the light of such circumstances, to the extent that the Lender reasonably determines such increase in capital to be allocable to the existence of the Lender's commitment to lend hereunder.

         (c) The Lender shall take such reasonable steps as it shall determine to minimize amounts demanded under this Section 6.04. In the event that the Lender transfers the booking office of the Credit Facility or the Floating Rate Note to minimize amounts demanded under this Section 6.04, any costs and expenses incurred in such transfer shall be paid by the Shipowner.

         (d) Each demand for payment by the Lender under this Section 6.04 shall be accompanied by a certificate showing in reasonable detail the basis for the calculation of the amounts demanded, which certificate, in the absence of manifest error, shall be conclusive and binding for all purposes.

         (e) The Lender shall notify the Shipowner of any event occurring after the date of this Agreement which entitles the Lender to compensation pursuant to this Section 6.04, as promptly as practicable, and in any event within ninety (90) days after it has knowledge of such event and has determined that a request for compensation hereunder shall be made. The Shipowner shall not be obligated to reimburse the Lender for any loss or cost incurred more than ninety (90) days prior to delivery of notice to the Shipowner by the Lender requesting compensation under this Section 6.04.

         SECTION 7.  PAYMENTS

         7.01    Method of Payment.

         (a) All payments to be made by the Shipowner under this Agreement and the Floating Rate Note shall be made without set-off or counterclaim in Dollars in immediately available and freely transferable funds no later than 11:00 A.M. (New York City time) on the date on which due. The Shipowner shall pay the principal and the guaranteed amount of the Applicable Interest Rate on the Floating Rate Note to the Indenture Trustee and all other amounts due under this Agreement directly to the Person entitled thereto, in each case, by wire transfer in same day and immediately available and freely transferable funds. Wire transfer instructions shall be provided to the Shipowner.

         (b) Except as otherwise provided herein, whenever any payment would otherwise fall due on a day which is not a Business Day, the due date for payment shall be the immediately succeeding Business Day, and interest and fees shall be computed in accordance with Section 11.01.

         7.02 Application of Payments. In the absence of an Indenture Default, the Lender shall apply payments received by it under this Agreement and the Floating Rate Note (whether at Stated Maturity, by reason of acceleration, prepayment or otherwise), in the following order of priority:
(i) interest due pursuant to Section 4.02(a); (ii) installments of principal due; (iii) interest due pursuant to Section 4.02(b) other than the amount described in clause (i) above; (iv) all amounts due under the Fee Letter; and
(v) all other amounts due under this Agreement and not otherwise provided for in this Section 7.02. Upon the occurrence of an Indenture Default, the Lender shall hold any payments it receives after an Indenture Default from, or on behalf of, the Shipowner under this Agreement, the Fee Letter and any related agreement (excluding the Floating Rate Note) and shall promptly deliver such payments to the Secretary if the Secretary has been required to honor a Guarantee as a result of said Indenture Default. All such amounts received during an Indenture Default and delivered to the Secretary in accordance with the preceding sentence shall be applied first to pay, satisfy and discharge all amounts owed by the Shipowner to the Secretary under the Secretary's Note and the Mortgage and then to pay, satisfy and discharge any and all amounts owed to the Lender.

         SECTION 8.  REPRESENTATIONS AND WARRANTIES BY THE SHIPOWNER

         8.01 Representations and Warranties of the Shipowner. The Shipowner represents and warrants to the Lender that, as of the Closing Date:

         (a) Existence and Authority. The Shipowner is duly organized, validly existing under the laws of the State of Delaware, is in good standing under the laws of the State of Delaware, has been duly qualified to do business in, and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires it to be so qualified, has full power, authority and legal right to own its properties and conduct its business as it is presently now conducted, and is a "citizen of the United States" within the meaning of Section 2 of the Shipping Act, 1916, as amended, for the purpose of operating the Vessel in the trades or manner in which the Shipowner proposes to operate the Vessel.

         The Shipowner has full power, authority and legal right (i) to execute and deliver this Agreement, the Floating Rate Note and the Indenture, (ii) to perform and observe the terms and provisions of each of said documents to be performed or observed by it, (iii) to consummate the transactions contemplated thereby and (iv) to own its properties (including, without limitation, the Vessel owned or to be owned by it) and conduct its business as presently conducted.

         (b) Government and Other Authorizations. All consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority and any governmental authorities within the United States or elsewhere and any other Persons that are necessary or advisable: (i) for the execution, delivery, performance and observance by the Shipowner of this Agreement, the Floating Rate Note, and the Indenture; and (ii) for the validity, binding effect and enforceability of this Agreement, the Floating Rate Note, and the Indenture have been obtained and are in full force and effect.

         (c) Restrictions. The execution, delivery and performance or observance by the Shipowner of the terms of, and consummation by the Shipowner of the transactions contemplated by, this Agreement, the Floating Rate Note, and the Indenture do not and will not conflict with or result in a breach or violation of: (i) the charter, by-laws or similar documents of the Shipowner;
(ii) any federal or state law of the United States or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority (including, without limitation, any restriction on interest that may be paid by the Shipowner); or (iii) any order, writ, injunction, judgment or decree of any court or other tribunal. Further, the execution, delivery and performance or observance by the Shipowner of the terms of, and consummation by the Shipowner of the transactions contemplated by, this Agreement, the Floating Rate Note, and the Indenture does not and will not conflict with or result in a breach of any agreement or instrument to which the Shipowner is a party, or by which it or any of its revenues, properties or assets may be subject, or result in the creation or imposition of any Lien upon any of the revenues, properties or assets of the Shipowner pursuant to any such agreement or instrument. "Lien" shall mean any lien, lease, mortgage, pledge, hypothecation, preferential arrangement relating to payments, or other encumbrance or security interest.

         (d) Binding Effect. This Agreement, the Floating Rate Note, and the Indenture which have been executed on or before the date hereof have been duly executed and delivered by the Shipowner. Each of the Agreement, the Floating Rate Note, and the Indenture constitutes, and each of the Agreement, the Floating Rate Note, and the Indenture as it may hereafter be amended will constitute, a direct, general and unconditional obligation of the Shipowner which is legal, valid and binding upon the Shipowner and enforceable against the Shipowner in accordance with its respective terms. All obligations evidenced by the Floating Rate Note will be entitled to the benefits of the Guarantees and the Authorization Agreement.

         (e) Choice of Law. Under applicable conflict of laws principles, the choice of law provisions of this Agreement, the Floating Rate Note and the Indenture are valid, binding and not subject to revocation by the Shipowner, and, in any proceedings brought for enforcement of this Agreement, the Indenture or the Floating Rate Note, the choice of the law of the State of New York as the governing law of such documents will be recognized and such law will be applied.

         (f) Legal Proceedings. No legal proceedings are pending or, to the best of the Shipowner's knowledge, threatened before any court or governmental agency which might: (i) materially and adversely affect the Shipowner's financial condition, business or operations; (ii) restrain or enjoin or have the effect of restraining or enjoining the performance or observance of the terms and conditions of any of this Agreement, the Indenture or the Floating Rate Note; or (iii) in any other manner question the validity, binding effect or enforceability of any of this Agreement, the Indenture or the Floating Rate Note.

         (g) Use of the Vessel. The Vessel will be used for lawful purposes.

         (h) Shipowner Financial Statements. The Shipowner Financial Statements present fairly the financial condition of the Shipowner at the date of such statements and the results of the operations of the Shipowner for such fiscal year. The Shipowner Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied. Except as fully reflected in the Shipowner Financial Statements, there are no liabilities or obligations with respect to the Shipowner of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) for the period to which the Shipowner Financial Statements relate that, either individually or in the aggregate, would be material to the Shipowner. Since the date of the most recent audited Shipowner Financial Statements, there has been no material adverse change in the financial condition, business prospects or operations of the Shipowner. "Shipowner Financial Statements" shall mean the financial statements of the Shipowner furnished to the Lender prior to the date of this Agreement.

         (i)     No Taxes.  There is no Tax imposed on or in connection with:
(i) the execution, delivery or performance of this Agreement, the Indenture or the Floating Rate Note; (ii) the enforcement of this Agreement, the Indenture or the Floating Rate Note; or (iii) on any payment to be made to the Lender under this Agreement or the Floating Rate Note.

         (j) Laws. None of this Agreement, the Indenture, the Floating Rate Note, the transactions contemplated thereunder nor any Person party to this Agreement, the Indenture or the Floating Rate Note is required to qualify under the Trust Indenture Act or register or qualify under any securities law.

         (k) Defaults. No Event of Default has occurred and is continuing and no event or circumstance has occurred and is continuing which with the passage of time, the giving of notice or both would constitute an Event of Default.

         8.02 Agreements of the Shipowner. The Shipowner agrees that until all amounts owing under this Agreement and the Floating Rate Note have been paid in full, the Shipowner will, unless the Lender shall have consented in writing:

         (a) Interest Rate Protection. At all times that (1) a Floating Rate Note exists and (2) the Applicable Interest Rate is greater than 9.5%, the Shipowner (at its expense) within 15 Business Days thereafter, shall (A) enter into, and thereafter maintain in full force and effect, an amortizing interest rate cap agreement with a strike price providing for a cap based on the Applicable Interest Rate not in excess of 10.25% per annum and otherwise acceptable to the Lender, with a counterparty rated "A" or better by any nationally recognized rating agency or such other counterparty reasonably acceptable to the Lender, covering the Floating Rate Note and based on the expected amortization schedule of such Note, and (B) execute such documents and instruments as may be necessary, or in the opinion of the Lender desirable, to effect the assignment of its rights thereunder to the Lender in every case with such terms as are reasonably acceptable to the Lender for the protection of the Lender. If the Shipowner fails to satisfy the requirements of this Section 8.02(a) within the 15 Business Days set forth above, the Lender may (in its sole discretion) and if the Lender so elects, the Shipowner hereby authorizes and directs the Lender to, satisfy the requirements of this Section 8.02(a), all at the expense of the Shipowner, due on demand.

         (b)     Notice of Defaults.  Promptly, but in no event later than ten
(10) days after the occurrence of an Indenture Default or an Event of Default of which the Shipowner has knowledge, notify the Lender and the Indenture Trustee of any report required by the Shipowner Documents (or any other document entered into by the Shipowner in connection therewith), and send a copy thereof to the Lender, in each case by telecopier or hand delivery.

         (c) Financial Reports. Beginning with the fiscal year in which this Agreement is executed and continuing until all amounts owing under this Agreement and the Floating Rate Note have been paid in full, the Shipowner shall furnish to the Lender a copy of all financial reports furnished to the Secretary pursuant to the Title XI Reserve Fund and Financial Agreement.

         (d)     [Intentionally Omitted]

         (e) Other Acts. From time to time, do and perform any and all acts and execute any and all documents as may be necessary or as reasonably requested by the Lender or the Indenture Trustee in order to effect the purposes of this Agreement and to protect the interests of the Lender in the Floating Rate Note and the interests of the Lender in the Guarantee.

         (f) Use of Proceeds. Use proceeds from each Disbursement solely to finance: (i) the manufacture, construction, fabrication, financing and purchase of the Vessel; (ii) Construction Period Interest; and (iii) the Guarantee Fees. Use the proceeds from the issuance of any fixed rate notes to repay amounts owed under the

Floating Rate Note or to finance: (i) the manufacture, construction, fabrication, financing and purchase of the Vessel; (ii) Construction Period Interest; and (iii) the Guarantee Fees.

         (g) Successors. Require that any successor to all or substantially all of its business as a result of any merger or consolidation with any other entity; dissolution or termination of legal existence; sale, lease, transfer or other disposal of any substantial part of its properties or any of its properties essential to the conduct of its business or operations, as now or hereafter conducted; any change in control; any agreement to do any of, or any combination of, the foregoing, to assume all of the Shipowner's indebtedness, liabilities and obligations under this Agreement and the Floating Rate Note.

         SECTION 9.  CANCELLATION, SUSPENSION AND EVENTS OF DEFAULT

         9.01 Cancellation by the Shipowner. The Shipowner may cancel at any time all or any part of the Available Amount of the Credit Facility, provided that (i) thirty (30) days' prior irrevocable written notice is given to the Lender, the Indenture Trustee, and the Secretary and (ii) the Shipowner shall have paid to the Lender any commitment fees accrued and unpaid under
Section 6.01 and all other amounts due and payable under this Agreement and the Floating Rate Note as of the proposed date of cancellation. In the absence of an Indenture Default, the Lender may not for any reason cancel at any time any part of the Available Amount of the Credit Facility.

         9.02    [Intentionally Omitted]

         9.03 Events of Default. Upon the occurrence of any of the following events or conditions (each, an "Event of Default"):

         (a) any failure by the Shipowner to pay when and as due any amount owing under this Agreement, but which is not guaranteed by the Secretary; or

         (b) any failure by the Shipowner to comply with its obligations under Section 8.02(b) or 8.02(f); or any failure by the Shipowner to perform or comply with any of its agreements set forth in this Agreement (exclusive of any events specified as an Event of Default in any other subsection of this Section
9.03 and exclusive of Section 8.02(a)), which failure, if capable of being cured, remains uncured for a period of thirty (30) days after written notice thereof has been given to the Shipowner by the Lender; or

         (c) the Shipowner shall be unable to pay its debts when and as they fall due or shall admit in writing its inability to pay its debts as they fall due or shall become insolvent; or the Shipowner shall apply for or consent to the appointment of any liquidator, receiver, trustee or administrator for all or a substantial part of its business, properties, assets or revenues; or a liquidator, receiver, trustee or administrator shall be appointed for the Shipowner and such appointment shall continue undismissed, undischarged or unstayed for a period of thirty (30) days, or the Shipowner shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding; or a bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding shall be instituted against the Shipowner and shall remain undismissed, undischarged or unstayed for a period of thirty (30) days; or

         (d)     an Indenture Default has occurred;

then, and in any such event, and at any time thereafter, if such event is continuing, and if there is no Indenture Default (or if there is an Indenture Default, only after the Secretary has received all payments due under the Secretary's Note and the Mortgage), the Lender (by written notice to the Shipowner), shall have the right to institute any judicial or other proceedings under this Agreement to recover all amounts owing under this Agreement. The Lender agrees that so long as an Indenture Default exists, all amounts received during such period from, or on behalf of, the Shipowner shall be applied in the manner set forth in Section
7.02. Notwithstanding an Event of Default, the Lender may not terminate the Available Amount of the Credit Facility without the Secretary's consent; provided, however, that the Shipowner's use of the Available Amount of the Credit Facility shall remain subject to the requirements of Sections 2.02, 3.01, and 5.02. Except as expressly provided above in this Section 9.03, presentment, demand, protest and all other notices of any kind are hereby expressly waived. Notwithstanding any other provision of this Agreement, if
Section 9.03(c) is applicable, the Lender may file appropriate claims in connection therewith, but shall apply any funds collected as a consequence of said filings in accordance with the provisions of Section 7.02 of this Agreement.

         SECTION 10.  GOVERNING LAW AND JURISDICTION

         10.01 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         10.02 Submission to Jurisdiction. Each of the Shipowner and the Lender hereby irrevocably agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, or any of the transactions contemplated hereby, may be instituted by the other parties hereto in the Courts of the State of New York or the Federal Courts sitting in the Borough of Manhattan, City of New York, State of New York. Each of the Shipowner and the Lender hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have now or hereafter to the laying of the venue or any objection based on forum non conveniens, or based on the grounds of jurisdiction with respect to any such legal suit, action or proceeding and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding. Each of the Shipowner and the Lender agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it and may be enforced in any other jurisdiction by suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Each of the Shipowner and the Lender waives personal service of any summons, complaint, or other process, which service may be made by such or any other means permitted by New York law.

         10.03 Waiver of Security Requirements. To the extent the Shipowner may, in any action or proceeding arising out of or relating to this Agreement be entitled under applicable law to require or claim that the Lender post security for costs or take similar action, the Shipowner hereby irrevocably waives and agrees not to claim the benefit of such entitlement.

         10.04 No Limitation. Nothing in this Section 10 shall affect the right of the Lender to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Shipowner in any jurisdiction; provided, however, that except as provided in Section 9.03, in the event of an Indenture Default, the Lender may not proceed against the Shipowner without the Secretary's consent unless the Secretary has received full payment under the Secretary's Note.

         SECTION 11.  MISCELLANEOUS

         11.01 Computations. Each determination of an interest rate, fee or other amounts by the Lender or any other Person pursuant to any provision of this Agreement, the Fee Letter or the Floating Rate Note, in the absence of manifest error, shall be conclusive and binding on the Shipowner. All computations of interest and fees hereunder and under the Floating Rate Note shall be made on the basis of a year of three hundred sixty-five (365) days and actual days elapsed; provided, however, that LIBOR shall be determined on the basis of a year of 360 days and actual days elapsed.

         11.02 Notices. Except as otherwise specified, all notices given hereunder shall be in writing, and shall be given by mail, telecopier, tested telex or personal delivery and shall be deemed to be given for the purposes of this Agreement on the day that such notice is received by the intended recipient thereof. Unless otherwise specified in a notice delivered in accordance with this Section 11.02, all notices shall be delivered to the parties hereto and to the Indenture Trustee and the Secretary at their respective addresses indicated below:

         To CITIBANK, N.A., as the Lender

         Address:           CITIBANK, N.A.
                            399 Park Avenue
                            New York, New York 10043
         Attention:         Structured Trade Finance
         Facsimile:         (212) 793-2330
         Telephone:         (212) 559-6787


         with a copy to:

                            Citibank International Plc
                            335 Strand, 6th Floor
                            London WC2R1LS England
                            Attention:  Alfred Rodrigues
                            Telephone:  01144171500 1394
                            Facsimile:  01144171500 0479


         To the Shipowner

         Address:           ROWAN COMPANIES, INC.
                            5450 Transco Tower
                            2800 Post Oak Boulevard
                            Houston, Texas 77056
         Attention:         Chief Financial Officer
         Telephone:         (713) 960-7686
         Facsimile:         (713) 960-7660

         To the Secretary

         Address:           SECRETARY OF TRANSPORTATION
                            c/o Maritime Administrator
                            400 Seventh Street, S.W.
                            Washington, D.C.  20590
         Attention:         Office of Ship Finance
         Telephone:         (202) 366-5744
         Facsimile:         (202) 366-7901

         To the Indenture Trustee

         Address:           CITIBANK, N.A.
                            120 Wall Street
                            13th Floor
                            New York, New York 10043
         Attention:         Corporate Agency and Trust Department
         Telephone:         (212) 412-6243
         Facsimile:         (212) 480-1614

         11.03 Disposition of Indebtedness. Once the Shipowner has completely drawn down on the Credit Facility and the Available Amount is zero, the Lender may sell, assign, transfer, negotiate, or otherwise dispose of all or any part of its interest in all or any part of the Shipowner's indebtedness under this Agreement and the Floating Rate Note to any party (collectively, a "Disposition of Indebtedness"), and any such party shall enjoy all the rights and privileges of the Lender under this Agreement and the Floating Rate Note; provided, however, that each Disposition of Indebtedness to any Person other than a domestic Affiliate of the Lender shall require the prior written consent of the Shipowner (which consent shall not be unreasonably withheld or delayed); provided, further, however, that the Lender may pledge or grant participation in all or any part of its interest in all or any part of the Shipowner's indebtedness under this Agreement and the Floating Rate Note to any party at any time without the Secretary's prior written consent so long as the Lender's commitment to lend the Available Amount under this Agreement is not affected thereby and without the Shipowner's prior written consent. The Shipowner shall, at the request of the Lender, execute and deliver to the Lender or to any party that the Lender may designate, any such further instruments as may be necessary or desirable to give full force and effect to a Disposition of Indebtedness by the Lender.

         11.04 Disclaimer. The Lender shall not be responsible in any way for the performance of the Construction Contract or any other Shipowner Document, and no claim against the Shipbuilder or any other Person with respect to the performance of the Construction Contract will affect the obligations of the Shipowner under this Agreement or the Floating Rate Note.

         11.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege under this Agreement, the Floating Rate Note or the Indenture and no course of dealing between or among the Shipowner and the Lender shall operate as a waiver of the rights of the Shipowner and the Lender against each other under this Agreement; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Floating Rate Note or the Indenture preclude the Shipowner and the Lender from exercising against each other any other right, power or privilege hereunder. The rights and remedies expressly provided herein are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on the Shipowner in any case shall entitle the Shipowner to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender under this Agreement to any other or further action in any circumstances without notice or demand. Notwithstanding any other provision to the contrary herein, no provision in this Agreement or any other related agreement preserves any rights in favor of the parties against the Secretary in the event that either party fails or delays to exercise any rights, powers, or privileges under this Agreement, the Floating Rate Note or the Indenture or engages in any particular course of dealing.

         11.06 Currency. All payments of principal, interest, fees or other amounts due hereunder and under the Floating Rate Note shall be made in Dollars, regardless of any law, rule, regulation or statute, whether now or hereafter in existence or in effect in any jurisdiction, which affects or purports to affect such obligations.

         11.07 Severability. To the extent permitted by applicable law, the illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

         11.08 Amendment or Waiver. This Agreement may not be changed, discharged or terminated without the written consent of the parties hereto, and no provision hereof may be waived without the written consent of the party to be bound thereby. There may be no change, discharge, termination or claim of waiver of the terms of this Agreement without the prior written consent of the Secretary, who is entitled to enforce his rights under this Agreement as an intended third party beneficiary to this Agreement. The parties hereto acknowledge, however, that nothing in this Agreement creates in either the Shipowner or the Lender any right whatsoever against the Secretary.

         11.09 Indemnification. Without limiting any other rights that the Lender may have hereunder or under applicable law, the Shipowner hereby agrees to indemnify the Lender from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by the Lender arising out of or as a result of this Agreement or the Floating Rate Note excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Lender. In the event of an Indenture Default, all amounts received by the Lender pursuant to such indemnification after an Indenture Default shall be held and paid in the manner required by Section 7.02.

         11.10 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Shipowner may not assign any of its rights or obligations hereunder without the prior written consent of the Lender and, to the extent set forth in paragraph 11.03 hereof, the Secretary.

         11.11 Waiver of Jury Trial. Each of the Shipowner and the Lender waives its respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement, any assignment or the transactions contemplated hereby, in any action, proceeding or other litigation of any type brought by any party against the other parties, whether with respect to contract claims, tort claims, or otherwise. Each of the Shipowner and the Lender agrees that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this section as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement, any assignment or any provision hereof or thereof. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement or any assignment.

         11.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         11.13 Shipowner Documents. Notwithstanding the provisions of this Agreement, in any conflict between this Agreement and the provisions of the Shipowner Documents, the Shipowner Documents shall govern the agreement between the parties hereto, but only with respect to the subject matter thereof. Notwithstanding the previous sentence, any provision in the Indenture (or any other agreement the Shipowner has entered into with any other Person) purporting to release the Shipowner of any indebtedness, liability or obligation shall not apply to any indebtedness, liability or obligation of the Shipowner hereunder and no termination of the Indenture (or any other agreement the Shipowner has entered into with any other Person) shall affect the continued effectiveness of this Agreement, which shall continue in full force and effect until the Credit Facility has been terminated and all indebtedness, liabilities and obligations of the Shipowner have been fully discharged and satisfied, the Floating Rate Note have been paid, satisfied and discharged in full, and there has elapsed a year and a day from the last payment received from, or on behalf, of the Shipowner. However, this Section 11.13 shall have no affect on the relationships established and the agreements entered into by the parties to the Shipowner Documents (and such other agreements the Shipowner has entered into with any other Person), in each case to which the Lender is not a party in its capacity as the Lender hereunder.

         11.14 Entire Agreement. This Agreement, the Fee Letter and the Floating Rate Note contain the entire agreement among the parties hereto regarding the Credit Facility.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.


ROWAN COMPANIES, INC.                CITIBANK, N.A., as the Lender

By:   E. E. Thiele                   By:     Ae Kyong Chung
   --------------------------           -------------------------
      (Signature)                             (Signature)


Name:  E. E. Thiele                  Name:  Ae Kyong Chung
     ------------------------             -----------------------
         (Print)                               (Print)


Title:  Senior Vice President        Title:  Attorney-in-Fact
      -----------------------              ----------------------
             (Print)                              (Print)

                                                         SCHEDULE OF DEFINITIONS

                                                                    EXHIBIT 1 to

                                                                CREDIT AGREEMENT

                  Schedule of Definitions to Credit Agreement
                         Dated as of December 17, 1996

         "Accelerated Repayment" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Act" means the Merchant Marine Act, 1936, as amended, and in effect on the Closing Date.

         "Affiliate" or "Affiliated" means any Person directly or indirectly controlling, controlled by, or under common control with, another Person.

         "Applicable Interest Rate" shall mean a rate per annum equal to LIBOR plus during the Construction Period, nine-twentieths of one percent (0.45%) per annum and thereafter, one-half of one percent (0.50%) per annum; provided, however, that, if the Lender shall have determined, prior to the commencement of any Interest Period that: (A) Dollar deposits of sufficient amount and maturity for funding a Disbursement are not available to such Lender in the London interbank market in the ordinary course of business; or (B) by reason of circumstances affecting the relevant market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to a Disbursement; or (C) the relevant rate of interest referred to in the definition of LIBOR which is to be used to determine the rate of interest for a Disbursement does not cover the funding cost to the Lender of making or maintaining the Disbursement, then the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such condition and interest shall, effective as of the date of such notice and so long as such condition shall exist, accrue during each applicable Interest Period at the Base Rate; provided, further, however that if, in the Lender's reasonable judgment, it becomes unlawful at any time for such Lender to make or maintain Disbursements based upon LIBOR, the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such determination and, effective as of the date of such notice and so long as such condition shall exist, interest shall thereafter accrue during each applicable Interest Period at the Base Rate.

         "Authorization Agreement" means the Authorization Agreement, Contract No. MA-13258, dated the Closing Date, between the Secretary and the Indenture Trustee, whereby the Secretary authorizes the Guarantee of the United States of America to be endorsed on the Floating Rate Note, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Available Amount" shall have the meaning set forth in Section 2.01 of the Credit Agreement.

         "Base Rate" means, for any Interest Period or any other period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                 (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate; or

                 (b) 1/2 of one percent per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York, or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three New York certificate of deposit dealers of recognized standing selected by Citibank, N.A., in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent.

         "Business Day" shall mean any day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks in London and New York City are open for domestic and foreign exchange business.

         "Certificate Authorizing Disbursement" shall mean, with respect to a Disbursement, the United States Certificate Authorizing Disbursement substantially in the form set forth on page A-4 of Annex A to the Credit Agreement.

         "Closing Date" means December 17, 1996.

         "Construction Contract" means that certain Mobile Platform Construction Agreement (LeTourneau Hull No. 219), dated October 24, 1995, by and between the Shipowner and the Shipyard, as the same may be amended, modified or supplemented in accordance with the applicable provisions thereof.

         "Construction Period" shall mean the period from the date hereof to the Delivery Date.

         "Construction Period Interest" shall mean all interest that accrues on the Outstanding Principal during the Construction Period.

         "Credit Facility" shall have the meaning set forth in Whereas Clause
(A) of the Credit Agreement.

         "Credit Facility Amount" shall have the meaning set forth in Section
2.01 of the Credit Agreement.

         "Credit Agreement" or "Agreement" shall mean the Credit Agreement dated as of the Closing Date, between the Shipowner and CITIBANK, N.A., including any Annex, Exhibit, and other attachment thereto, as the same may be amended, modified or supplemented in accordance with the application provisions thereof.

         "Delivery Date" means the date on which the Vessel is delivered to and accepted by the Shipowner.


         "Depository Agreement" means the Depository Agreement, Contract No. MA-13262, dated the Closing Date, between the Shipowner, CITIBANK, N.A., as Depository-Bailee, and the Secretary, as the same is originally executed, or amended, modified or supplemented in accordance with the applicable provisions thereof.

         "Disbursements" shall have the meaning set forth in Section 2.03 of the Credit Agreement.

         "Disbursement Date" shall mean, in relation to any Disbursement, the Business Day on which the Lender shall make such Disbursement.

         "Disposition of Indebtedness" shall have the meaning set forth in
Section 11.03 of the Credit Agreement.

         "Dollars," "U.S. Dollars," "U.S.D.," "U.S.$" or "$" shall mean the lawful currency of the United States of America.

         "Event of Default" shall have the meaning set forth in Section 9.03 of the Credit Agreement.

         "Fee Letter" shall have the meaning set forth in Section 6.01 of the Credit Agreement.

         "Final Disbursement Date" shall have the meaning set forth in Section
2.02 of the Credit Agreement.

         "Floating Rate Note" shall mean the Note substantially in the form of
Exhibit 2 to the Indenture, appropriately completed.

         "Governmental Authority" shall mean the government of any country, any agency, department or other administrative authority or instrumentality thereof, and any local or other governmental authority within any such country.

         "Guarantee" or "Guarantees" means the guarantee of the Floating Rate Note by the United States of America pursuant to Title XI of the Act, as provided in the Authorization Agreement.
         "Guarantee Commitment" means the Commitment to Guarantee Obligations, Contract No. MA-13257, dated as of the Closing Date, executed by the Secretary and accepted by the Shipowner with respect to the Guarantees, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Guarantee Fees" shall mean the amounts described in the Guarantee Commitment payable in consideration for the commitment therein described and payable as provided in such Guarantee Commitment.

         "Holder" means each holder of the Floating Rate Note.

         "Indemnified Amounts" shall have the meaning set forth in Section
11.09 of the Credit Agreement.

         "Indenture" means the Trust Indenture dated as of the Closing Date, between the Shipowner and the Indenture Trustee, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Indenture Default" has the meaning specified in Article VI of Exhibit 1 to the Indenture.

         "Indenture Trustee" means CITIBANK, N.A., a national banking association, and any successor trustee permitted under the Indenture.

         "Interest Payment Date" means, with respect to the Floating Rate Note, the date when any installment of interest on such Note is due and payable, which are January 1 and July 1 of each year, beginning on July 1, 1997 and the date of any prepayment of the Floating Rate Note.

         "Interest Period" shall mean, with respect to any Disbursement, (i) the period commencing on the Disbursement Date and extending up to, but not including, the next Interest Payment Date; and (ii) thereafter the period commencing on each Interest Payment Date and extending up to, but not including, the next Interest Payment Date.

         "Lender" shall mean CITIBANK, N.A., a national banking association, and its permitted successors and assigns.

         "LIBOR" shall mean (a) in relation to any Interest Period, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) quoted by the principal London office of CITIBANK, N. A., at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of U.S. Dollar deposits for a period and in an amount comparable to such Interest Period and the principal amount upon which interest is to be paid during such Interest Period and (b) in relation to any Post Maturity Period, have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Lien" shall have the meaning set forth in Section 8.01(c) of the Credit Agreement.

         "Maturity," when used with respect to the Floating Rate Note, means the date on which the principal of, or interest on, such Note becomes due and payable as therein provided, whether on a Payment Date, at the Stated Maturity or by prepayment, repayment, redemption or declaration of acceleration or otherwise.

         "Mortgage" means the first preferred ship mortgage on the Vessel, Contract No. MA-13260, between the Shipowner and the Secretary, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Obligation" means the Floating Rate Note.

         "Other Taxes" shall have the meaning set forth in Section 6.02(a) of the Credit Agreement.

         "Outstanding Principal" shall have the meaning set forth in Section
2.01 of the Credit Agreement.

         "Payment Date" shall mean January 1 and July 1 of each year, beginning on January 1, 1999.

         "Payment Default" has the meaning specified in Section 6.01(a) of
Exhibit 1 to the Indenture.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Post Maturity Applicable Interest Rate" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Post Maturity Interest Rate" shall have the meaning set forth in
Section 4.02(b) of the Credit Agreement.

         "Post Maturity Period" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Quotation Date" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Redemption" means with respect to the redemption of the Floating Rate Note, the repayment or prepayment of the Floating Rate Note as applicable.

         "Redemption Date" means, with respect to the Floating Rate Note, a date fixed for the prepayment, repayment or redemption of such Note by or pursuant to Section 4 of the Credit Agreement, Article Fourth of the Indenture, or Article III of Exhibit 1 to the Indenture.

         "Redemption Price" means, with respect to the Floating Rate Note, the price at which the Floating Rate Note is to be prepaid, repaid, or redeemed pursuant to Section 4 of the Credit Agreement, Article Fourth of the Indenture, or Article III of Exhibit 1 to the Indenture.

         "Secretary" means the Secretary of Transportation or any official or official body from time to time duly authorized to perform the duties and functions of the Secretary of Transportation under Title XI of the Act (including the Maritime Administrator, the Acting Maritime Administrator, and to the extent so authorized, the Deputy Maritime Administrator and other officials of the Maritime Administration).

         "Secretary's Note" means a promissory note issued and delivered by the Shipowner to the Secretary described in Article Third of the Security Agreement and shall also mean any promissory note issued in substitution for and replacement thereof pursuant to the Security Agreement.

         "Security Agreement" shall mean that certain security agreement, Contract No. MA-13259, dated as of the Closing Date, with respect to the Vessel, executed by the Shipowner and the Secretary relating to the security in respect to the Guarantees, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Shipowner" means ROWAN COMPANIES, INC., a Delaware corporation, and for purposes of the Indenture and the Floating Rate Note, subject to the provisions of Sections 6.09, 8.01 and 8.02 of Exhibit 1 to the Indenture, shall also include its successors and assigns; provided, however, that for purposes of the Credit Agreement, the term Shipowner shall also include the Shipowner's permitted successors and assigns under the Credit Agreement.

         "Shipowner's Documents" means the Security Agreement, the Mortgage, the Title XI Reserve Fund and Financial Agreement, the Depository Agreement, and the Secretary's Note.

         "Shipowner Financial Statements" shall have the meaning set forth in
Section 8.01(h) of the Credit Agreement.

         "Shipyard" or "Shipbuilder" means LETOURNEAU, INC., a Texas corporation.

         "Stated Maturity," when used with respect to the Floating Rate Note, means the date determinable as set forth in such Note as the final date on which the principal of such Note is due and payable, which shall include, without limitation, each of the Payment Dates.

         "Taxes" shall have the meaning set forth in Section 6.02(a) of the Credit Agreement.

         "Title XI Reserve Fund and Financial Agreement" means that certain Title XI Reserve Fund and Financial Agreement, Contract No. 13261, dated as of the Closing Date, executed by the Shipowner and the Secretary, as amended, modified or supplemented in accordance with the applicable provisions thereof.

         "United States" means the United States of America.

         "Unpaid Amount" shall have the meaning set forth in Section 4.02(b) of the Credit Agreement.

         "Vessel" means the Shipowner's self-elevating mobile offshore drilling unit to be named the GORILLA V and constructed by LETOURNEAU, INC. in accordance with the Construction Contract, including all work and material heretofore or hereafter performed upon or installed in or placed on board such Vessel, together with related appurtenances, additions, improvements, and replacements.

                                                   FORM OF DISBURSEMENT REQUESTS

                                                                         Annex A
                                                                              to
                                                                Credit Agreement

                             ROWAN COMPANIES, INC.
                               5450 Transco Tower
                            2800 Post Oak Boulevard
                             Houston, Texas  77056

__________, 1996

Secretary of Transportation
c/o Maritime Administrator
Department of Transportation
400 Seventh Street, S.W.
Washington, D.C.  20590

Ladies and Gentlemen:

                 We are enclosing herewith our disbursement Request No. ___ and Certificate plus the following documents for disbursement from the Credit which has been established for LeTourneau Hull No. 219:

                 1.       Shipyard's Certificate of no Liens pursuant to
                          Section 2.04(d) of Exhibit 1 to the Security
                          Agreement.

                 2. Wire transfer instructions for Shipyard, Shipowner, or Lender.

                 3. Request for Actual Cost Approval and Reimbursement (___________) with Supplemental Schedules Nos. __ and
                          ___.

                 4.                       Certificate Authorizing Disbursements

                 The amount requested, U.S.$ __________ represents:

                 Progress payment No. __ for LeTourneau Hull No. 219.

Very truly yours,

ROWAN COMPANIES, INC.

By:______________________

Title:___________________

                             ROWAN COMPANIES, INC.
                          DISBURSEMENT REQUEST NO. __
                                AND CERTIFICATE
                           TO ACCOMPANY DISBURSEMENT
                                FROM CREDIT FOR
                                    HULL 219

__________, 1996


Secretary of Transportation
c/o Maritime Administration
Department of Transportation
400 Seventh Street, S.W.
Washington, D.C.  20590

                 Rowan Companies, Inc. (the "Shipowner") hereby requests the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary") to approve disbursement from the Credit Facility for Hull No. 219 under the Credit Agreement dated December 17, 1996, (the "Agreement"), in accordance with the accompanying wire transfer instructions. In support of said request and in order to induce the Secretary to approve said disbursement, the Shipowner hereby certifies:

                 I. That the Termination Date of the Credit Facility has not occurred and that there is no default under the Security Agreement dated December 17, 1996, Contract No. MA-13259 (the "Security Agreement").

                 II. That the requested Disbursement is properly due and payable to the following payee(s), in the following amount(s) and in respect of the following items(s):

      Payee               Amount          Item


______________    $___________      ____________________________

                 III. That all prior Disbursements (if any) from the Credit Facility have been used for the purposes stated in prior certificates furnished to the Secretary.

                 IV. That the requested Disbursement is not to be used to pay, or to reimburse the Shipowner for the payment of, any item(s) or amount(s) paid or reimbursed from any prior Disbursement(s) from the Credit.

                 V. That the amount (if any) stated in II above to be paid to the _____________ for the payment of interest, is the amount of interest on the Obligations equal to the interest payable on ______________________, 199___.

                 VI. That the amount(s) (if any) stated in II above to be paid to the Lender, Shipyard or other persons entitled thereto, or to the Shipowner as reimbursement for amounts which it shall have paid or have caused to be paid to said parties, is (are) properly payable from the Credit because:

                 A. The total amount paid by or for the account of the Company on account of the items, amounts and increases set forth or referred to in Article First of the Special Provisions of the Security Agreement from sources other than the proceeds of the Obligations equals at least 12-1/2% of the Actual Cost of the Vessel stated in the Security Agreement. (1)

                 B. The amount(s) (if any) stated in II above to be paid to the Company would not have the effect of reducing the total amount paid referred to in A above, below the minimum set forth in A above;


                 All terms used herein shall have the same meaning as they have in the Security Agreement.


ROWAN COMPANIES, INC.



By:
Title:
















____________________

(1) If such Actual Cost has been redetermined by the Secretary, add: "as the same was redetermined by the Secretary on ____________________, 199__.

                      CERTIFICATE AUTHORIZING DISBURSEMENT

                                        Date ___________________
CITIBANK, N.A., as Lender
New York, New York

Subject:                  Credit Agreement dated December 17, 1996
                          Rowan Companies, Inc.
                          Certificate Authorizing Disbursement No. ____

Ladies and Gentlemen:

                 In accordance with the terms and conditions of the Credit Agreement ("Agreement"), dated as of December 17, 1996, by and among ROWAN COMPANIES, INC., a Delaware corporation (the "Shipowner" or "Borrower") and CITIBANK, N.A., a national banking association (the "Lender"), and with the Shipowner's Request for Disbursement, we hereby authorize the Lender to make a Disbursement under the Credit Facility in the amount of U.S. $________ on or after ___________ , 199_, by paying to the Lender from the proceeds of the Disbursement the Construction Period Interest payable to such Lender in the amount of U.S. $___________________, and then paying the balance of the proceeds of the Disbursement to the account of [identify the Shipowner's account as it is carried on the books of the payee bank] at [complete name and address of the payee bank].

                 The defined terms in this Certificate shall have the respective meanings specified in the Credit Agreement.

                            UNITED STATES OF AMERICA
                          SECRETARY OF TRANSPORTATION

Attest:                             By:   Maritime Administration


                                    By:
--------------------------             -------------------------
Assistant Secretary                    Secretary
Maritime Administration                Maritime Administration

                            CERTIFICATE OF NO LIENS


                 LeTourneau, Inc., a Texas corporation (the "Shipyard"), does hereby certify that, on the date hereof, the Vessel being constructed pursuant to that certain construction contract dated October 24, 1995, as amended, between the Shipyard and Rowan Companies, Inc., a company organized and existing under the laws of Delaware, (the "Shipowner") (the "Construction Contract"), which is identified as Shipbuilder's Hull No. 219, and its component parts are free of any liens and rights in rem.

                 IN WITNESS WHEREOF, the Shipyard has caused this Certificate to be duly executed and delivered this _____ day of ________________________.


                                        LETOURNEAU, INC.
                                        a Texas Corporation

                                        By:

                                        Name:
                                        Title:

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT

                                 SUMMARY SHEET


Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          TX 77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-57606, Longview, Texas  75606
Name of Vessel            GORILLA V                  Shipyard Hull No. 219
Type of Vessel            Mobile self-contained and elevating drilling Platform
                  LOA         LBP         BEAM           DEPTH            SHP
Submittal No.                           Date

Period Covered   From: ______________ to: ____________ Final Cost Submittal [ ]

Date of Last Previous Submittal:  ____________________



                           INSTRUCTIONS TO SHIPOWNER

Requests for actual cost approvals and remittances must be submitted on this form and on the supplemental schedules listed below as applicable. Specific instructions are included on each supplemental schedule.


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===============================================================================================================
                                                                   Previous                         Cumulative
                                                 Supplemental     Cumulative      Actual Cost      Actual Cost
            Remittances to Shipyard              Schedule No.        Total       This Submittal      to Date
---------------------------------------------------------------------------------------------------------------
     Contract Base Cost                               1

     Escalation

     Changes & Extras

     Other Items
                                             ------------------------------------------------------------------
                                                      1
                                             ------------------------------------------------------------------
                                                    2 & 2A
                                             ------------------------------------------------------------------
                                                      3
---------------------------------------------------------------------------------------------------------------
  1. Subtotal-Actual Construction Cost
---------------------------------------------------------------------------------------------------------------
     Owner Furnished Items                            4
     Design, Engineering and Inspection at
     Owner's Cost

  2. Subtotal-Actual Owner's Cost
                                             ------------------------------------------------------------------
                                                      5
                                             ------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     TOTAL (1&2) ACTUAL CONSTRUCTION
       & OUTFITTING COST:
     LESS: ITEMS OF FOREIGN COST
                                             ------------------------------------------------------------------
                                                      6
---------------------------------------------------------------------------------------------------------------
  3. Subtotal-Actual Construction and
     Owner's Outfitting Cost
---------------------------------------------------------------------------------------------------------------
     Financing Costs:  Commitment Fees                7

                       Interest Fees

                       Interest Income
                                             ------------------------------------------------------------------

                                             ------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  4. Subtotal-Financing Costs
---------------------------------------------------------------------------------------------------------------
     TOTAL-ACTUAL COST
---------------------------------------------------------------------------------------------------------------
  5. Source of Payments
---------------------------------------------------------------------------------------------------------------
      Credit

      Shipowner

      General Fund

                           TOTAL
                                             ------------------------------------------------------------------

                                             ------------------------------------------------------------------

                                             ------------------------------------------------------------------

===============================================================================================================

Notes, Comments, Etc.

                            CERTIFICATION OF PAYMENT

The undersigned has examined the records of         N/A
and certifies the above cost figures and the supplemental schedules to accurately state the actual costs, both paid and to be paid, of ___ in accordance with generally accepted accounting practices.

Date:

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 1

                       CONTRACT BASE COST AND ESCALATION

Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V                     Shipyard Hull No. 219
Submittal No.                                                   Date

                           INSTRUCTIONS TO SHIPOWNER

List all remittances made to the shipyard for the construction of the vessel as shown in the contract specifications. Include escalation, if applicable, as defined in the contract. Do not include the cost of subsequent amendments to the contract or changes and extras which are to be listed on Schedules 2 and 2A.

DATE OF                   NOTES OR COMMENTS                 CONTRACT
PAYMENT                   (IF REQUIRED)                     BASE COST                ESCALATION                     TOTAL
-------                   -------------                     ---------                ----------                     -----

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 2

                          INDEX OF CHANGES AND EXTRAS

Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V                       Shipyard Hull No. 219
Submittal No.                                             Date

                           INSTRUCTIONS TO SHIPOWNER

List all changes and extras in numerical order as indicated below. Fill in all information requested. Show total cost claimed at the end of the list. Attach
Schedule 2A with information requested arranged in the same sequence.

If preferred, the Applicant may request the shipyard to forward this schedule and Schedule 2A directly to Chief, Division of Cost Estimates and Analysis, Maritime Administration, Code MAR-722, Room 2122, 400 Seventh Street, S.W., Washington, D.C. 20590.

CHANGE NO.         DESCRIPTION OR IDENTIFICATION             SUBCONTRACTOR (IF APPLIC.)                   COST PER SHIP
-----------------------------------------------------------------------------------------------------------------------

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 2A

                            CHANGE AND EXTRA DETAILS

Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V                       Shipyard Hull No. 219
Submittal No.                                             Date

                           INSTRUCTIONS TO SHIPOWNER

Enter below the details requested for each change order in the same sequence as listed in Schedule 2. The scope of work for each change should be briefly described. Major items of material and/or labor should be set forth individually-whether added or deleted. Sufficient detail should be included to justify the cost added or deleted for each change. Include as many changes as possible on each sheet.

                            TITLE OR CHANGE/SCOPE OF                                                 NET COST
CHANGE                      WORK BY PHASES/MATERIAL           MATERIAL COST         LABOR            OF CHANGE
  NO.                 DESCRIPTION/LABOR DESCRIPTION     UNIT       TOTAL   HOURS    COST              (+)OR(-)
------------------------------------------------------------------------------------------------------------------------

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 3

                                  OTHER ITEMS


Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V                       Shipyard Hull No. 219
Submittal No.                                             Date

                           INSTRUCTIONS TO SHIPOWNER

List below all items paid directly to the shipyard which qualify as construction cost, but do not belong in the categories of basic contract cost, changes, extras, and escalation. Example: insurance, storage of owner furnished items, performance bond; if such items are not provided for in construction contract.

 ITEM NO.                                                   DESCRIPTION                                           COST
------------------------------------------------------------------------------------------------------------------------

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 4

                             OTHER FURNISHED ITEMS


Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V                       Shipyard Hull No. 219
Submittal No.                                             Date

                           INSTRUCTIONS TO SHIPOWNER

List below all furnished materials, equipment and services where the total cost per invoice exceeds $2,500. At the end of the list include all invoices costing less than $2,500 in a lump sum opposite the description "Miscellaneous Owner Items." Description of individual items listed should include quantity, material specification, model No., horse power, capacity, etc., as applicable to allow review for reasonability of cost and eligibility as Title XI actual cost. Invoices containing the above information may be submitted in lieu of filling this form out provided a summary of all such invoices is provided with each submittal.

ITEM                                  DESCRIPTION OR               MANUFACTURE'S NAME            VENDOR'S       COST PER
NO.           QUANTITY                IDENTIFICATION                CITY AND COUNTY             INVOICE NO.     SHIPSET
-----------------------------------------------------------------------------------------------------------------------

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 5

               DESIGN, INSPECTION AND ENGINEERING AT OWNER'S COST


Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V                      Shipyard Hull No. 219
Submittal No.                                                   Date

                           INSTRUCTIONS TO SHIPOWNER

List below expenditures paid by the Applicant for design, inspection and engineering in sufficient detail to permit review for Title XI eligibility and reasonability of cost.

                    NAMES OF APPLICANT'S EMPLOYEES AND/OR
ITEM                NAMES OF SUBCONTRACTORS                            NO.       OR      INVOICE NO.
 NO.                NATURE OF WORK PERFORMED                          HOURS               RATE/HOUR              COST
---------------------------------------------------------------------------------------------------------------------

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 6

                 ITEMS OF FOREIGN MANUFACTURE, GROWTH OR ORIGIN


Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V               Shipyard Hull No.         219
Submittal No.                                     Date

                           INSTRUCTIONS TO SHIPOWNER

Under Maritime Administration policy all items of foreign manufacture, growth or origin are ineligible as Title XI actual cost. It is the responsibility of the Applicant to furnish the information listed below for each such item. This includes both goods and services. The total cost of the items listed will be deducted from the total actual cost eligible for Title XI Guarantee unless a waiver has been requested by letter from Maritime and granted by Maritime by letter.

ITEM                                  DESCRIPTION OR       VENDOR'S NAME                          VENDOR'S        COST PER
 NO.            QUANTITY              IDENTIFICATION      CITY AND COUNTRY                       INVOICE NO.        SHIP
------------------------------------------------------------------------------------------------------------------------

                       U.S. DEPARTMENT OF TRANSPORTATION
                            MARITIME ADMINISTRATION

                                    TITLE XI

               REQUEST FOR ACTUAL COST APPROVAL AND REIMBURSEMENT
                          SUPPLEMENTAL SCHEDULE NO. 7

                          INTEREST AND COMMITMENT FEES


Shipowner's Name          Rowan Companies, Inc.
Shipowner's Address       5450 Transco Tower, 2800 Post Oak Blvd., Houston,
                          Texas  77056
Shipyard's Name           LeTourneau, Inc.
Shipyard's Address        P. O. Box 2307-75606, Longview, Texas  75606
Name of Vessel            GORILLA V                 Shipyard Hull No.        219
Submittal No.                                              Date

                           INSTRUCTIONS TO SHIPOWNER

Fill out the information requested below concerning the commitment fees for which you are requesting reimbursement in the submittal.

PERIOD           CHECK WHICH                  PAID                    PRINCIPAL           INTEREST              AMOUNT
COVERED              INT.                 FEE       TO                 AMOUNT               RATE                 PAID
---------------------------------------------------------------------------------------------------------------------

                                                                      Document 3

                                                                 TRUST INDENTURE

                                           Relating to United States Government
                                           Guaranteed Ship Financing Obligations

           _________________________________________________________


                                TRUST INDENTURE


                Relating to United States Government Guaranteed
                           Ship Financing Obligations



                                    Between



                             ROWAN COMPANIES, INC.

              Shipowner



                                      AND



                                 CITIBANK, N.A.

              Indenture Trustee




                         Dated as of December 17, 1996

           _________________________________________________________





                                TRUST INDENTURE


                                    Between


                              ROWAN COMPANIES, INC.
        Shipowner

                                      AND

                                 CITIBANK, N.A.
        Indenture Trustee




                         Dated as of December 17, 1996

          TABLE OF CONTENTS TO SPECIAL PROVISIONS OF THE INDENTURE (1/)

                                                                                                                       Page
                                                                                                                       ----
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Recitals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                                      ARTICLE FIRST

Incorporation of General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                                      ARTICLE SECOND

The Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                      ARTICLE THIRD

Interest Rate Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3


                                                       ARTICLE FOUR

Certain Redemptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4



__________________
(1) This Table of Contents is not a part of the Indenture and has no bearing upon the interpretation of any of its terms and provisions.

                                                      ARTICLE FIFTH

Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

                                                      ARTICLE SIXTH

Additions, Deletions and Amendments to Exhibit 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5


Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Acknowledgements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17


                          EXHIBITS TO TRUST INDENTURE


SCHEDULE A       Schedule of Definitions to Trust Indenture

EXHIBIT 1        General Provisions of the Indenture
                 Incorporated by Reference

EXHIBIT 2        Form of Floating Rate Note

EXHIBIT 3        Form of Fixed Rate Note

EXHIBIT 4        Authorization Agreement

EXHIBIT 5        Form of Secretary Supplemental Indenture

                                TRUST INDENTURE

                               SPECIAL PROVISIONS


         THIS TRUST INDENTURE, is dated as of December 17, 1996 (said Trust Indenture, as the same may be amended, modified or supplemented from time to time as permitted hereunder, herein called the "Indenture"), is between (i) ROWAN COMPANIES, INC., a Delaware corporation (herein called the "Shipowner"), and (ii) CITIBANK, N.A., a national banking association, (said bank, any successor or assign hereunder, herein called the "Indenture Trustee").

                                   RECITALS:

         A. As provided in Article Fifth hereof, the terms defined in Schedule A to this Indenture shall have the respective meanings stated in said Schedule;

         B. The Shipowner has duly executed this Indenture, and duly authorized the issuance hereunder of $153,091,000 principal amount of its Obligations pursuant to Section 2.03 of Exhibit 1 to this Indenture (herein together with any Obligations issued in respect thereof pursuant to Sections 2.09, 2.10, 2.12 and 3.10(b) of said Exhibit 1, called the "Obligations") designated "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series;"

         C. The Obligations will be issued by the Shipowner to aid in the financing of the cost of construction of a self-elevating mobile offshore drilling unit to be named the GORILLA V (the "Vessel");

         D. To aid in financing the construction of the Vessel, the Shipowner has entered into a credit agreement (the "Credit Agreement") with CITIBANK, N.A., a national banking association as Lender, providing for the delivery of no more than $153,091,000 principal amount of note designated "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series";

         E. Under the Authorization Agreement in the form set forth as Exhibit 4 hereto, the Secretary, on behalf of the United States, has agreed and will agree to execute on the Obligations to be issued, a Guarantee of the payment of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, such Obligation under the provisions of Title XI of the Act, and the Indenture Trustee is authorized to cause the Guarantees, bearing the facsimile signature of the Secretary, and the facsimile seal of the United States Department of Transportation, to be imprinted on the Obligations, and to authenticate and deliver the Obligations and the Guarantees issued on the Closing Date and from time to time thereafter, such agreements and authorizations being subject to the conditions set forth in the Authorization Agreement;

         F. Pursuant to Section 1104(b)(5) of the Act, the Secretary will determine that the interest to be borne by the Obligations (exclusive of charges for the guarantee fee and service charges, if any) is reasonable; and

         G. All actions necessary have been or will be taken in order (1) to make the Obligations, when executed by the Shipowner, authenticated by the Indenture Trustee and issued under the Indenture, the valid, binding and legal obligations of the Shipowner in accordance with their terms, (2) to make the Guarantees to be endorsed on the

Obligations, when executed on behalf of the Secretary, authenticated by the Indenture Trustee and delivered under this Indenture, the valid, binding and legal obligations of the United States in accordance with their terms, and (3) to make this Indenture the valid, binding and legal agreement of the parties hereto in accordance with its terms.

         NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holder and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of the present and future Holder, the parties hereto agree as follows:

                                 ARTICLE FIRST

                      INCORPORATION OF GENERAL PROVISIONS

         This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1, made a part of this Indenture and incorporated herein by reference.

                                 ARTICLE SECOND

                                THE OBLIGATIONS

         (a) The Obligations issued hereunder shall be designated "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series," and shall be in the form of Exhibit 2 to this Indenture; and, the principal amount of Obligations which may be issued under this Indenture shall not exceed $153,091,000 except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of
Exhibit 1 hereto.

         (b) The Obligations shall be in the denominations of $1,000 or any integral multiple thereof.

         (c) The Shipowner shall at all times cause to be maintained in the City of Houston, State of Texas an office or agency for the purposes specified in Section 5.03 of Exhibit 1 to this Indenture.

         (d) The Indenture Trustee shall at all times have its Corporate Trust Office in the City of New York, State of New York.

                                 ARTICLE THIRD

                           INTEREST RATE CALCULATIONS

         Upon the terms and subject to the conditions contained in the Obligations, the Indenture Trustee will calculate the Applicable Interest Rate on the Obligations in the manner and at the times provided in the Obligations and shall communicate the same to the Shipowner, the Secretary and any paying agent identified to it in writing as soon as practicable after each determination. The Indenture Trustee will, upon the request of the Holder of the Obligations, determine the Applicable Interest Rate then in effect with respect to the Obligations.

                                 ARTICLE FOURTH

                              CERTAIN REDEMPTIONS

         (a) Scheduled Mandatory Redemption. The Obligations are subject to redemption at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable Redemption Date, through the operation of scheduled repayment providing for the semi-annual redemption on January 1 and July 1 of each year, commencing January 1, 1999, of $6,380,000 principal amount of Obligations (or such lesser principal amount of Obligations as shall then be outstanding), which amount represents approximately one twenty-fourth (1/24) of the Original Principal Amount of Obligations, plus interest accrued thereon to the Redemption Date. There shall be a final redemption of the remaining outstanding principal on the earlier of
(i) July 1, 2000, or (ii) two (2) years after the Delivery Date.

         Notwithstanding the foregoing provisions of this subsection (a), if the principal amount of Outstanding Obligations shall be reduced by reason of any redemption pursuant to Section 3.04 of Exhibit 1 to this Indenture, the principal amount of Obligations to be redeemed pursuant to this subsection (a) on each subsequent Redemption Date for such Obligations shall be reduced by an amount equal to the principal amount of such Obligations retired by reason of such redemption pursuant to Section 3.04 of Exhibit 1 hereto divided by the number of Redemption Dates (including the Stated Maturity of such Obligations) scheduled thereafter to July 1, 2000 (subject to such increase as shall be necessary so that the total principal amount of Obligations to be redeemed on any such Redemption Date shall be an integral multiple of $1,000); provided that, the entire unpaid principal amount of the Outstanding Obligations shall be paid not later than July 1, 2000. The Shipowner shall, in accordance with
Section 3.02(d) of Exhibit 1 hereto, promptly after each redemption pursuant to said Section 3.04, furnish to the Secretary, the Indenture Trustee and each Holder a revised table of scheduled repayments reflecting the reductions made pursuant to this subsection (a) as a result of such redemption.

         (b) Optional Redemption of Obligations Without Premium. At its option, the Shipowner may without premium,

                 (i) prepay on any Interest Payment Date the Obligation, in whole or in part, in a minimum principal amount of $10,000,000, at a Redemption Price equal to 100% of the principal amount thereof together with interest accrued thereon to the Redemption Date, or

                 (ii) redeem or prepay the Obligation, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds from the issuance of fixed rate notes.


         (c) If the Shipowner shall elect to make any such optional redemptions pursuant to this Article, the Shipowner shall, at least 40 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemptions and specifying the Redemption Date and the principal amount which the Shipowner intends to redeem on such date.

                                 ARTICLE FIFTH

                                  DEFINITIONS

         For all purposes of this Indenture, unless otherwise expressly provided or unless the context otherwise requires:

                          (1) All references herein to Articles, Sections or
                 other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Indenture;


                          (2) The terms "hereof," "herein," "hereby," "hereto,"
                 "hereunder" and "herewith" refer to this Indenture; and

                          (3) The terms used herein and defined in Schedule A
                 to this Indenture shall have the respective meanings stated in said Schedule.


                                 ARTICLE SIXTH

                ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1

         The following additions, deletions and amendments are hereby made to
Exhibit 1 to this Indenture.


         (a) Concerning Citibank, N.A. Citibank, N.A. and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Shipowner, any of its subsidiaries or affiliates, and any Person who may do business with or own securities of the Shipowner or any such subsidiary or affiliates, all as if Citibank, N.A. were not the Indenture Trustee and without any duty to account therefor to the Holder.

         (b) Concerning Immediately Available Funds. Notwithstanding any provision in Exhibit 1 to this Indenture to the contrary, all payments are to be made in immediately available funds.

         (c) Concerning Mandatory Scheduled Redemptions. The terms "sinking fund payment" and "sinking fund redemption" in Exhibit 1 to this Indenture refer to the mandatory scheduled redemption.

         (d) Concerning Section 2.02. Section 2.02(c) is revised to read as follows:

         (c) If the Maturity of any Obligation or an Interest Payment Date for any Obligation shall be a day other than a Business Day, then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the Interest Payment Date for such payment, provided, however, that interest shall accrue thereon for the period after said Interest Payment Date (whether or not such next succeeding Business Day occurs in a succeeding month).

         (e) Concerning Section 2.04. Prior to the earlier of (i) July 1, 2000, or (ii) two (2) years from the Delivery Date, the Shipowner and the Indenture Trustee may enter into a Supplemental Indenture, and the Indenture Trustee may enter into a supplement to the Authorization Agreement, pursuant to
Section 2.04 of Exhibit 1 to this Indenture, to provide for the issuance of fixed rate obligations in the form of Exhibit 3 hereto for the purpose of repaying the Obligations, provided however, that the Shipowner and Indenture Trustee have obtained the prior written consent of the Secretary.

         (f) Concerning Section 2.06. Interest at the Applicable Interest Rate shall be due on each Disbursement at the end of each Interest Period. The Indenture Trustee will determine the Applicable Interest Rate for each Interest Period.

         (g) Concerning Section 2.10. Section 2.10(c) is revised to read as follows:

         (c) The Shipowner or the Indenture Trustee shall not be required to register transfers or make exchanges of (1) Obligations for a period of 15 days immediately prior to (A) an Interest Payment Date or (B) any selection of Obligations to be redeemed, (2) Obligations after demand for payment of the Guarantees and prior to the payment thereof or rescission of such demand pursuant to Section 6.02(a), or (3) any Obligation which has been selected for redemption in whole or in part, except as to the unredeemed portion of any Obligation being redeemed in part.

         (h) Concerning Section 2.12. With respect to clause (1) of the proviso to Section 2.12 of Exhibit 1 to the Indenture, a written agreement of indemnity which is satisfactory in form and substance to the Secretary, the Shipowner, and the Indenture Trustee, executed and delivered by an institutional Holder having a capital and surplus of at least $100,000,000 shall be considered sufficient indemnity to the Secretary, the Shipowner, and the Indenture Trustee in connection with the execution, authentication and delivery of any new Obligations or the making of any payment as contemplated by said Section 2.12.

         (i) Concerning Payment of the Obligations. Notwithstanding anything to the contrary in Exhibit 1 hereto, the Obligations to be issued hereunder shall be payable as to principal, premium (if any), and interest, at an office or agency maintained by the Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee, or at the option of the Shipowner, as to payments of principal, premium (if any), or interest by wire, in immediately available funds, by such Corporate Trust Office to the Obligees as appear in the Obligation Register, subject in any event to the provisions hereof concerning home office payment and subject to the Indenture Trustee's prior receipt of funds sufficient for the payment of principal, premium (if any) or interest by wire or other immediately available funds. The Indenture Trustee shall have no obligation to determine whether such wires or payments were received by the Obligees.

         (j) Concerning Section 3.02. Section 3.02(c) and (d) are revised to read as follows:

         (c) Scheduled Redemptions. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall be subject to (i) scheduled redemption through the operation of a mandatory redemption schedule, in such amounts, at such times and subject to such credits (if any) as may be specified therein, and (ii) redemption at the option of the Shipowner, in connection with the operation of any such mandatory redemption schedule, in such additional amounts and subject to such conditions as may be specified therein.

         (d) Adjustments of Redemption Payments. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or of the Supplemental Indenture establishing such series provide for an adjustment in scheduled redemption payments as a result of any redemption or cancellation of Obligations, the Shipowner shall recompute the remaining scheduled redemption payments pursuant to such provisions and shall, at least 60 days prior to the next Interest Payment Date which occurs at least 60 days following any such redemption or cancellation of Obligations of such series requiring such recomputation, submit to the Secretary for his review such recomputation to ascertain compliance with the provisions of such Obligations or the Special Provisions hereof or such Supplemental Indenture, and table of revised mandatory redemption schedule payments on the Obligations of such series reflecting the adjustments made pursuant to such provisions as a result of such redemption or cancellation. Upon advice by the Secretary that he finds such recomputation to comply with such provisions, the Shipowner shall submit said table to the Indenture Trustee and the Indenture Trustee shall promptly submit a copy thereof to each Holder of an Obligation of such series.

         (k)     Concerning Section 3.03.  The date required by Section 3.03 of
Exhibit 1 hereto is the earlier of July 1, 2000, or (ii) two (2) years from the Delivery Date.

         (l) Concerning Section 3.06. Section 3.06 of Exhibit 1 hereto is hereby amended in its entirety to read as follows:

         SECTION 3.06. Redemption After Assumption by the Secretary. Upon receipt by the Indenture Trustee of written instructions from the Secretary stating that the principal amount of Obligations specified in such instructions are required to be redeemed on the date specified therein (which shall be not less than 40 nor more than 60 days from the receipt of such instructions by the Indenture Trustee) at the option of the Secretary at any time after the Secretary's assumption of the Obligations pursuant to Section 6.09, the Indenture Trustee shall promptly give notice as provided in Section 3.08 of the redemption on the Redemption Date of the principal amount of Obligations specified in such instructions and the Indenture Trustee shall, on such Redemption Date, redeem such Obligations together with interest accrued thereon to such Redemption Date; provided that, the Secretary shall redeem at the principal amount thereof and interest accrued thereon the Outstanding Obligations relating to the Vessel if the Vessel has been sold pursuant to Section 8.02 to a purchaser or purchasers who have not assumed such Obligations by notice to the Indenture Trustee in accordance with this Section 3.06 within 40 days of the nonassumption of the Obligations by such purchaser.


         (m) Concerning Section 3.07. Section 3.07(a) is revised to delete the phrase "or 3.05."

         (n) Concerning Section 3.09. Section 3.09 is revised to read as follows:

         SECTION 3.09. Deposit of Redemption Moneys. No later than 11:00 a.m. in New York City on any Redemption Date, the Shipowner shall, except as contemplated by Section 3.08(b), deposit or cause to be deposited with the Indenture Trustee or with any Paying Agent an amount in immediately available funds sufficient for such redemption (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such redemption) with irrevocable directions to it to so apply the same.

         (o) Concerning Section 4.01. Section 4.01(b) of Exhibit 1 hereto is hereby amended in its entirety to read as follows:

                 "(b) Cash held by the Indenture Trustee or any Paying Agent (other than the Shipowner) under this Indenture -

                          (i)      need not be segregated;

                          (ii) shall not be invested except as permitted by clause (iv) of this Section 4.01(b);

                          (iii) shall not bear interest except as the Shipowner and the Indenture Trustee (or such Paying Agent) may agree in writing; and

                          (iv) if the Shipowner shall have deposited or caused to be deposited with the Indenture Trustee funds sufficient for the payment of the Obligations at their Maturity, including interest to the date of Maturity, and the date of Maturity is more than one
                          (1) Business Days after the deposit of such funds, the Indenture Trustee upon the Request of the Shipowner shall invest such funds, as directed by the Shipowner in writing, in direct obligations of the United States Government maturing at or prior to the date of Maturity of such Obligations and having a principal amount equal to not less than the amount of the funds so invested. Such investments shall be held in trust for the purpose for which the funds so invested were held. After the Obligations in respect of which the funds were deposited have been paid in full (except as to unclaimed amounts as referred to in Section 4.03) any of such funds (including interest received in respect of such investments and gain on matured investments purchased at a discount) held by the Indenture Trustee in excess of amounts to which Holders of such Obligations are entitled shall upon the Request of the Shipowner be paid by the Indenture Trustee to the Shipowner but only in the absence of a Default hereunder."

         (p) Concerning Section 4.02. The appointment of a Paying Agent by the Shipowner is subject to the prior consent of the Secretary and Indenture Trustee, which consent shall not be unreasonably withheld.

         (q) Concerning Section 4.03. Section 4.03 is revised to read as follows:

         SECTION 4.03. Unclaimed Amounts. Any moneys received by the Indenture Trustee or a Paying Agent, for the payment of Obligations or Guarantees and remaining unclaimed by the Holders thereof for 6 years after the date of the Maturity of said Obligations or the date of payment by the Secretary of the Guarantees shall, upon delivery to the Indenture Trustee of a Request by the Shipowner, be paid to the Shipowner; provided that, not less than 30 days prior to such payment, the Shipowner shall publish notice thereof to the Obligees at least once in the Authorized Newspapers. In such event, such Holders shall thereafter be entitled to look only to the Shipowner (and the settlor or settlors of any trust for which the Shipowner is trustee, to the extent paid over to it or them) for the payment thereof, and the Indenture Trustee or such Paying Agent, as the case may be, shall thereupon be relieved from all responsibility to such Holders therefor. No such Request, publication or payment shall be construed to extend any statutory period of limitations which would have been applicable in the absence of such Request, publication or payment.

         (r) Concerning Sections 5.01 and 5.02. Sections 5.01 and 5.02 are revised to read as follows:


         SECTION 5.01. Authorization, Execution and Delivery of Indenture and Performance. The Shipowner has duly authorized the execution, delivery and performance of this Indenture.

         SECTION 5.02. Payment and Procedure for Payment of Obligations. The Shipowner will duly and punctually pay the principal of (and premium, if any) and interest on the Obligations according to the terms thereof and of this Indenture. The Shipowner will deposit with the Indenture Trustee or (subject to Section 3.09) a Paying Agent no later than 11:00 a.m. in New York City on each date fixed for such payment or as otherwise provided by the Special Provisions hereof an amount in immediately available funds sufficient for such payment (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such payment) with irrevocable directions to it to so apply the same; provided that, payments of interest may be made as provided in Section 2.02(b)(4); and provided further, that except with the consent of the Secretary the Shipowner shall not deposit any such amount more than ten days prior to the date of the payment for which such amount is deposited, unless otherwise provided by the Special Provisions hereof.


         (s) Concerning Section 6.06. Section 6.06(a) revised to read as follows:

         SECTION 6.06. (a) Obligees' Right to Direct Indenture Trustee after Indenture Default. During the continuance of any Indenture Default, the Holders of a majority in principal amount of the Outstanding Obligations shall have the right, by an Act of Obligees, to direct the Indenture Trustee:

                        (1) to exercise or to refrain from exercising any
                 right or to enforce any remedy granted to it by this Indenture; and

                        (2) to direct the time, method and place of the
                 exercise of any such right or the enforcement of any such remedy;

         provided that, subject to Section 7.03, the Indenture Trustee shall have the right not to take any such action if it shall determine in good faith that the action would involve it in personal liability, or would be unjustly prejudicial to the Obligees not parties to such direction.

         Anything in this Section 6.06(a) to the contrary notwithstanding, the Indenture Trustee shall be obligated to demand payment of the Guarantees as provided in Section 6.02(a) unless the Holders of all Outstanding Obligations shall have elected to terminate the Guarantees as provided in Section 6.04(a)(2), in which case the Indenture Trustee shall be obligated to refrain from making such demand.


         (t)  Concerning Section 6.09.  The reference to "Exhibit 4" in Section
6.09 is revised to read "Exhibit 5."

         (u)  Concerning Section 7.02.  The reference to "$3,000,000" in
Section 7.02 is revised to read "$75,000,000."

         (v) Concerning Section 7.03. Section 7.03(h) and (o) are revised to read as follows:

         (h) In all cases where this Indenture does not make express provision as to the evidence on which the Indenture Trustee may act or refrain from acting, the Indenture Trustee shall be entitled to receive and shall be protected (subject to paragraph (c) of this Section) in acting or refraining from acting hereunder in reliance upon an Officer's Certificate as to the existence or nonexistence of any fact.

         (o) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         (w) Concerning Section 7.04. Section 7.04 is revised to read as follows:

         SECTION 7.04. Compensation, Expenses and Indemnification of Indenture Trustee. The Shipowner shall (1) pay such compensation to the Indenture Trustee as they may agree upon in writing from time to time and reimburse it for its reasonable expenses and disbursements (including counsel fees and expenses) and (2) indemnify the Indenture Trustee for, and hold it harmless against, any loss, liability or expense which it may incur or suffer without negligence or bad faith in acting under this Indenture or the Authorization Agreement. The compensation of the Indenture Trustee shall not be limited to the compensation provided by law for a trustee acting under an express trust. The obligations of the Shipowner under this Section 7.04 shall survive the termination of the Indenture and resignation or removal of the Indenture Trustee.

         (x) Concerning Sections 8.01 and 8.02. Sections 8.01 and 8.02 are revised to read as follows:

         SECTION 8.01. Consolidation, Merger or Sale by Shipowner. Nothing in this Indenture shall prevent any lawful consolidation or merger of the Shipowner with or into any other Person, or any sale of the Vessel to any other Person lawfully entitled to acquire and operate the Vessel or any sale by the Shipowner of all or substantially all of its assets to any other Person; provided that, except where the Shipowner shall be the Person surviving a merger or consolidation, the Person formed by or surviving such consolidation or merger, or to which the sale of the Vessel shall be made, shall, by Supplemental Indenture, expressly assume the payment of the principal of and interest (and premium, if any) on the Outstanding Obligations relating to the Vessel in accordance with the terms of the Obligations and of the Indenture and shall expressly assume the performance of the agreements of the Shipowner in the Indenture; provided further, that to the extent the Outstanding Obligations are not so assumed, the Shipowner shall redeem or cause to be redeemed the Outstanding Obligations, such redemption to be in accordance with the terms of the Obligations and of the Indenture. When a Person so assumes this Indenture and the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Shipowner from any and all obligations thereunder relating to the Outstanding Obligations. In the event of such an assumption by a Person to whom the Vessel has been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary.

         SECTION 8.02. Sale of the Vessel by the Secretary. Nothing contained in this Indenture shall prevent the sale of the Vessel to any other Person by the Secretary, by a court of law or by the Shipowner following, in connection with or in lieu of a foreclosure or similar action. Following any such sale (1) the Person to whom the Vessel has been sold may, by Supplemental Indenture, expressly assume the payment of principal and interest (and premium, if any) on all of the Outstanding Obligations in accordance with the terms of the Obligations and the Indenture and shall expressly assume the performance of the agreements of the Shipowner in the Indenture; and
         (2) in the event such Person does not so assume, the Secretary shall prepay or redeem all of the Outstanding Obligations without premium pursuant to Section 3.06 hereof; provided that, the Secretary shall allow or permit the sale of the Vessel to the original Shipowner or to any affiliate of the original Shipowner only if (i) the Secretary has not prepaid or redeemed such Obligations prior to such sale, and (ii) such purchaser assumes all of the Outstanding Obligations as contemplated by the preceding clause (1). When a Person so assumes this Indenture and all of the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Secretary from any and all obligations thereunder in the Secretary's capacity as Shipowner relating to the Outstanding Obligations. In the event of such an assumption by a Person to whom the Vessel has been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary. Any such sale or the execution of a Supplemental Indenture by an successor Shipowner shall not discharge or in any manner affect the obligation of the United States to pay the Guarantees pursuant to the terms thereof.


         (y) Concerning Notices. Subject to the provisions of Section 13.01 of Exhibit 1 to this Indenture, any notice, request, demand, direction,
consent, waiver, approval or         other communication to be given to a party
hereto or the Secretary, shall be deemed to have been sufficiently given or made when addressed to:

The Indenture Trustee as:               CITIBANK, N.A.
                                        120 Wall Street, 13th Floor
                                        New York, New York  10043
                                        Attn: Corporate Agency and
                                        Trust Department

The Shipowner as:                       ROWAN COMPANIES, INC.
                                        5450 Transco Tower
                                        2800 Post Oak Boulevard
                                        Houston, Texas  77056-6196
                                        Attn:  Chief Financial Officer


The Secretary as:                       SECRETARY OF TRANSPORTATION
                                        c/o Maritime Administrator
                                        Department of Transportation
                                        400 Seventh Street, SW
                                        Washington, D.C. 20590
                                        Attention: Office of the Chief Counsel


         (z) Concerning Applicable Law. This Indenture and each Obligation shall be governed by the laws of the State of New York, and to the extent applicable, the laws of the United States.

         (aa) Execution of Counterparts. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall constitute but one and the same instrument.

         (bb) Concerning Disbursement Notations. Upon receipt from the Lender of documents confirming Disbursements, the Indenture Trustee shall review Exhibit A of the Floating Rate Note (The "Grid"), and calculate principal and applicable interest thereon. If the Indenture Trustee's calculations are not consistent with those of the Lender, the calculations of the former shall prevail. The Indenture Trustee shall promptly thereafter send a copy of the Grid bearing its calculations to the Holder, who shall endorse the Indenture Trustee's calculations on the original Exhibit A to the Floating Rate Note, and send a copy thereof, so noted, to the Indenture Trustee, who, in turn, shall promptly send a copy thereof to the Secretary.

         IN WITNESS WHEREOF, this Trust Indenture has been duly executed by the parties hereto as of the day and year first above written.




[SEAL]                                  ROWAN COMPANIES, INC.
                                        Shipowner

ATTEST:

    Mark H. Hay                         By:           E.E. Thiele
--------------------                         -----------------------------------
     Secretary                                    Senior Vice President


                                        CITIBANK, N.A.
                                        Indenture Trustee

[SEAL]

ATTEST:

    Carol Ng                            By:            Authur Aslasian
--------------------                         -----------------------------------
  Vice President                                       Vice President

DISTRICT OF COLUMBIA  )
                      ) SS:
CITY OF WASHINGTON    )

         On this 17th day of December, 1996, before me personally appeared Edward E. Thiele to me known, who being by me duly sworn, did depose and say that he is the Senior Vice President of ROWAN COMPANIES, INC., that he knows the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

         In testimony whereof, I have hereunto set my hand and seal this 17th day of December, 1996.


                                        Lisa M. Henshaw
                                        ---------------
                                        NOTARY PUBLIC



[NOTARIAL STAMP AND SEAL]

STATE OF NEW YORK      )
                       ) SS:
COUNTY OF NEW YORK     )

                 Be it known this 17th day of December, 1996, personally appeared before me, Arthur W. Aslanian, who after being duly sworn, deposed and said that he/she is a Vice President of CITIBANK, N.A., a national banking association, which is described in and executed the instrument hereto annexed, and that he/she signed the instrument hereto annexed by order of the Board of Directors of the said national banking association, and acknowledged the annexed instrument to be the free act and deed of the said national banking association.

         In testimony whereof, I have hereunto set my hand and seal this 17th day of December, 1996.


                                        Karen Katlan
                                        -------------
                                        NOTARY PUBLIC




[NOTARIAL STAMP AND SEAL]

                                                                      Document 4

                                                         SCHEDULE OF DEFINITIONS

                                                                   SCHEDULE A to

                                                                 Trust Indenture

                   Schedule of Definitions to Trust Indenture
                         Dated as of December 17, 1996


                 "Act" means the Merchant Marine Act, 1936, as amended, and in effect on the Closing Date.

                 "Act of Obligees" means any request, demand, authorization, direction, notice, consent, waiver or other action to be given or taken by the Obligees and embodied in one or more documents of the type, and executed in the manner, required by the Indenture.

                 "Actual Cost" means the actual cost of the Vessel as determined and re-determined by the Secretary pursuant to Sections 1101(f) and 1104(b)(2) of the Act.

                 "Actual Knowledge" means actual knowledge of a Responsible Officer of a Person.

                 "Affiliate" or "Affiliated" means any Person directly or indirectly controlling, controlled by, or under common control with, another Person.

                 "Applicable Interest Rate" shall mean the rate per annum equal to the lesser of (i) 10.25% per annum, or (ii) LIBOR plus during the Construction Period, nine-twentieths of one percent (0.45%) per annum and thereafter, one-half of one percent (0.50%) per annum; provided, however, that, if the Lender shall have determined, prior to the commencement of any Interest Period that: (A) Dollar deposits of sufficient amount and maturity for funding a Disbursement are not available to such Lender in the London interbank market in the ordinary course of business; or (B) by reason of circumstances affecting the relevant market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to a Disbursement; or (C) the relevant rate of interest referred to in the definition of LIBOR which is to be used to determine the rate of interest for a Disbursement does not cover the funding cost to the Lender of making or maintaining the Disbursement, then the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such condition and interest shall, effective as of the date of such notice and so long as such condition shall exist, accrue during each applicable Interest Period at the Base Rate; provided, further, however that if, in the Lender's reasonable judgment, it becomes unlawful at any time for such Lender to make or maintain Disbursements based upon LIBOR, the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such determination and, effective as of the date of such notice and so long as such condition shall exist, interest shall thereafter accrue during each applicable Interest Period at the Base Rate.

                 "Authorization Agreement" means the Authorization Agreement, Contract No. MA-13258, dated the Closing Date, between the Secretary and the Indenture Trustee, whereby the Secretary authorizes the Guarantee of the United States of America to be endorsed on each of the Obligations, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

                 "Authorized Newspapers" means The Wall Street Journal (all editions) and The Journal of Commerce. Whenever successive weekly publications in the Authorized Newspapers are required under any agreement or other document, such publications may be made (unless otherwise expressly provided under any agreement or other document) on the same or different days of the week and in the same or in different Authorized Newspapers. If it is impossible or impractical to publish any notice required under any agreement or other document in the manner therein provided, then such publication in lieu thereof as shall be made with the approval of the

Secretary (in the case of notice under the Authorization Agreement or Security Agreement), or approval of the Indenture Trustee (in the case of notice under this Indenture), shall constitute a sufficient publication of such notice.

                 "Base Rate" means, for any Interest Period or any other period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                          (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate; or

                          (b) 1/2 of one percent per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York, or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three New York certificate of deposit dealers of recognized standing selected by Citibank, N.A., in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent but in neither event shall the Base Rate exceed 10.25% per annum.

                 "Borrower" means the Shipowner.

                 "Business Day" shall mean any day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks in London and New York City are open for domestic and foreign exchange business.

                 "Certificate Authorizing Disbursement" shall mean, with respect to a Disbursement, the United States Certificate Authorizing Disbursement substantially in the form set forth in Annex A to the Credit Agreement.

                 "Closing Date" means December 17, 1996.

                 "Construction Contract" means that certain Mobile Platform Construction Agreement (LeTourneau Hull No. 219), dated October 24, 1995, by and between the Shipowner and the Shipyard, as the same may be amended, modified or supplemented in accordance with the applicable provisions thereof.

                 "Construction Period" shall mean the period from the date hereof to the Delivery Date.

                 "Construction Period Interest" shall mean all interest that accrues on the Disbursements during the Construction Period.

                 "Corporate Trust Office" means the principal corporate trust office of the Indenture Trustee at which, at any time, its corporate trust business shall be principally administered, which office at the date of execution of the Indenture is located at 120 Wall Street, 13th Floor, New York, New York, 10043, Attention: Corporate Agency and Trust Department, except that for purposes of presentation of Obligations for payment or registration or transfer exchange, "Corporate Trust Office" means the office of the Indenture Trustee at which, at any time, its corporate agency business shall be principally administered, which office at the date of execution of the Indenture is located at 111 Wall Street, 5th Floor, New York, New York 10043.





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

                 "Credit Agreement" or "Agreement" shall mean the Credit Agreement dated as of the Closing Date between the Shipowner and CITIBANK, N.A., including any Annex, Exhibit, and other attachment thereto, as the same may be amended, modified or supplemented in accordance with the applicable provisions thereof.

                 "Credit Facility" shall have the meaning set forth in Whereas Clause (A) of the Credit Agreement.

                 "Delivery Date" means the date on which the Vessel is delivered to and accepted by the Shipowner.

                 "Depreciated Actual Cost" means the depreciated actual cost of the Vessel as determined and redetermined by the Secretary pursuant to Sections 1101(g) and 1104(b)(2) of the Act.

                 "Disbursement" shall have the meaning set forth in Section
2.03 of the Credit Agreement.

                 "Disbursement Date" shall mean, in relation to any Disbursement, the Business Day on which the Lender shall make such Disbursement.

                 "Dollars," "U.S. Dollars," "U.S.D.," "U.S.$" or "$" shall mean the lawful currency of the United States of America.

                 "Final Disbursement Date" shall have the meaning set forth in
Section 2.02 of the Credit Agreement.

                 "Floating Rate Note" shall mean the Obligation substantially in the form of Exhibit 2 to the Indenture, appropriately completed.

                 "Governmental Authority" shall mean the government of any country, any agency, department or other administrative authority or instrumentality thereof, and any local or other governmental authority within any such country.

                 "Guarantee" or "Guarantees" means the guarantee of an Obligation by the United States of America pursuant to Title XI of the Act, as provided in the Authorization Agreement.

                 "Guarantee Commitment" means the Commitment to Guarantee Obligations, Contract No. MA-13257, dated as of the Closing Date, executed by the Secretary and accepted by the Shipowner with respect to the Guarantees, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

                 "Guarantee Fees" shall mean the amounts described in the Guarantee Commitment payable in consideration for the commitment therein described and payable as provided in such Guarantee Commitment.

                 "Holder" means the holder of an Obligation.

                 "Indenture" means the Trust Indenture dated as of the Closing Date, between the Shipowner and the Indenture Trustee, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

                 "Indenture Default" has the meaning specified in Article VI of
Exhibit 1 to the Indenture.





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



                 "Indenture Trustee" means CITIBANK, N.A., a national banking association, and any successor trustee permitted under the Indenture.

                 "Interest Payment Date" means, with respect to any Obligation, the date when any installment of interest on such Obligation is due and payable, which are January 1 and July 1 of each year, beginning on July 1, 1997 and the date of any prepayment of any Obligation.

                 "Interest Period" shall mean, with respect to any Disbursement, (i) the period commencing on the Disbursement Date and extending up to, but not including, the next Interest Payment Date; and (ii) thereafter the period commencing on each Interest Payment Date and extending up to, but not including, the next Interest Payment Date.

                 "Lender" shall mean CITIBANK, N.A., a national banking association, and its successors and assigns.

                 "LIBOR" shall mean, in relation to any Interest Period, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) quoted by the principal London office of CITIBANK, N. A., at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of U.S. Dollar deposits for a period and in an amount comparable to such Interest Period and the principal amount upon which interest is to be paid during such Interest Period.

                 "Maturity," when used with respect to any Obligation, means the date on which the principal of, or interest on, such Obligation becomes due and payable as therein provided, whether on a Payment Date, at the Stated Maturity or by prepayment, repayment, redemption or declaration of acceleration or otherwise.

                 "Mortgage" means the first preferred ship mortgage on the Vessel, Contract No. MA-13260, between the Shipowner and the Secretary, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

                 "Obligation" or "Obligations" shall mean the Floating Rate Note of the Shipowner bearing a Guarantee and authenticated and delivered pursuant to the Indenture and the Authorization Agreement.

                 "Obligee" means each Holder.

                 "Officer's Certificate" means a certificate conforming to
Section 1.02 of Exhibit 1 to the Indenture and signed by a Responsible Officer of the Person giving such certificate.

                 "Opinion of Counsel" means an opinion of counsel conforming to
Section 1.02 of Exhibit 1 to the Indenture.

                 "Outstanding," when used with reference to the Obligations, shall mean all Obligations theretofore issued under the Indenture, except:

                          (1)     Obligations Retired or Paid; and

                          (2)     Obligations in lieu of which other
                                  Obligations have been issued under the
                                  Indenture.

For the purposes of Articles VI and X of Exhibit 1 to the Indenture, and also in determining whether the Holders of a stated percentage of the principal amount of Outstanding Obligations have taken any Act of Obligees required or permitted by the Indenture, Obligations owned by the Shipowner or by any Affiliate of the Shipowner (excluding (a) Obligations held by an Affiliate of the Shipowner when such Affiliate is acting in a fiduciary capacity if it is established to the satisfaction of the Indenture Trustee that neither the Shipowner nor another Affiliate has a beneficial interest therein and (b) Obligations pledged in good faith by the Shipowner or by any Affiliate of the Shipowner, if the pledgee (i) is not an Affiliate of the pledgor and (ii) establishes to the satisfaction of the Indenture Trustee that the pledgee has the right to vote such Obligations) shall be disregarded and deemed not to be Outstanding; provided however that, for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such Act of Obligees, only Obligations which the Indenture Trustee has actual knowledge are so owned shall be so disregarded and deemed not to be Outstanding. Obligations which are not Outstanding shall not be entitled to any rights or benefits provided in the Indenture.

                 "Note" shall mean the Floating Rate Note.

                 "Paying Agent" means any bank or trust company having the qualifications set forth in clauses (1), (3), (4) and (5) of Section 7.02(a) of
Exhibit 1 to the Indenture, which shall be appointed by the Shipowner in accordance with Section 4.02 of Exhibit 1 to the Indenture to pay the principal of (and premium, if any) or interest on the Obligations on behalf of the Shipowner.

                 "Payment Date" shall mean January 1 and July 1 of each year, beginning on January 1, 1999.

                 "Payment Default" has the meaning specified in Section 6.01(a) of Exhibit 1 to the Indenture.


                 "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Place of Payment" means the place at which an Obligation is to be redeemed pursuant to Article III of Exhibit 1 to the Indenture.

                 "Principal Office," when used with respect to the Shipowner, means the office of the Shipowner at which, at any particular time, its corporate business is principally administered, which office at the date of execution of the Indenture is located at 5450 Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056.

                 "Redeem" means with respect to the redemption of Obligations, to repay or prepay.

                 "Redemption" means with respect to the redemption of Obligations, the repayment or prepayment of Obligations as applicable.

                 "Redemption Date" means, with respect to any Obligation, a date fixed for the prepayment, repayment or redemption of such Obligation by or pursuant to Article Fourth of the Indenture or Article III of Exhibit 1 to the Indenture.

                 "Redemption Price" means, with respect to any Obligation, the price at which an Obligation is to be prepaid, repaid, or redeemed pursuant to Article Fourth of the Indenture or Article III of Exhibit 1 to the Indenture.

                 "Request" means a written request to a Person for the action therein specified, signed by the Person making such request or a Responsible Officer thereof.

                 "Responsible Officer" means (i) in the case of any business corporation, the chairman of the board of directors, the president, any vice-president, the secretary, assistant secretary, the treasurer or assistant treasurer thereof, (ii) in the case of any commercial bank, the chairman or vice-chairman of the executive committee of the board of directors or trustees, the president, any vice president, the secretary, the treasurer, any trust officer, any executive, senior, second or assistant vice president or any officer or assistant officer customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any related matter is referred because of his/her knowledge of and familiarity with the particular subject, (iii) in the case of the Indenture Trustee, any senior trust officer or trust officer, or any vice president associated with the Corporate Agency and Trust Department, (iv) with respect to the signing or authentication of Obligations and Guarantees by the Indenture Trustee, any person specifically authorized by the Indenture Trustee to sign or authenticate Obligations.

                 "Retired or Paid," as applied to Obligations and the indebtedness evidenced thereby, means that such Obligations shall be deemed to have been retired or paid and shall no longer be entitled to any rights or benefits provided in the Indenture if:

                          (1) such Obligations shall have been paid in full in immediately available funds;

                          (2) such Obligations shall have been cancelled by the Indenture Trustee or shall have been delivered to the Indenture Trustee for cancellation; or

                          (3) such Obligations shall have become due and payable at Maturity and funds sufficient for the payment of such Obligations (including interest to the date of Maturity, or in the case of a payment after Maturity, to the date of payment, together with any premium thereon) and available for such payment (whether as a result of payment pursuant to the Guarantees or otherwise) shall be held by the Indenture Trustee or any Paying Agent pursuant to Section 4.02 of Exhibit 1 to the Indenture (or shall have been so held and shall thereafter have been paid to the Shipowner pursuant to Section 4.03 of Exhibit 1 to the Indenture) in trust for the purpose or with irrevocable directions, to apply the same;

provided that, the foregoing definition is subject to the provisions of Section
6.08 of Exhibit 1 to the Indenture.

                 "Secretary" means the Secretary of Transportation or any official or official body from time to time duly authorized to perform the duties and functions of the Secretary of Transportation under Title XI of the Act (including the Maritime Administrator, the Acting Maritime Administrator, and to the extent so authorized, the Deputy Maritime Administrator and other officials of the Maritime Administration).

                 "Secretary's Note" means a promissory note issued and delivered by the Shipowner to the Secretary described in Article Third of the Security Agreement and shall also mean any promissory note issued in substitution for and replacement thereof pursuant to the Security Agreement.

                 "Secretary's Notice" means a notice from the Secretary to the Indenture Trustee to the effect that (a) a default, within the meaning of
Section 1105(b) of the Act, has occurred under a mortgage, loan agreement, or other security agreement that has been entered into between the Secretary, the Shipowner and any other parties in order to protect the interests of the United States of America in connection with the Guarantees, (b) such notice is given for the purposes of Section 6.01(b) of Exhibit 1 to the Indenture in order to protect the security interests of the

United States of America under such mortgage, loan agreement or other security agreement, and (c) the Guarantees will terminate upon the expiration of 60 days from the date of such notice if the Indenture Trustee and each Obligee shall have failed to demand payment of the Guarantees as provided in the Indenture, the Guarantees or the Act. Such notice shall be given (i) in writing, by registered mail, return receipt requested, deposited in the United States Mail on the date of such notice and addressed to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee in accordance with the Special Provisions of the Indenture, (ii) by telegram, telex, telecopy or similar means of transmission dispatched on such date and addressed to the Responsible Officer in the Corporate Trust Office of the Indenture Trustee, as aforesaid, and (iii) by collect telephone call made on such date to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee. A Secretary's Notice shall not be deemed to have been given unless it shall have been given in accordance with all the provisions of this definition, and the date of any Secretary's Notice shall be deemed to be the last date on which it is so given pursuant to clauses (i) through (iii) above.

                 "Secretary's Supplemental Indenture" means a Supplemental Indenture evidencing the succession, pursuant to Section 6.09 of Exhibit 1 to the Indenture, of the Secretary to the Shipowner, and the assumption by the Secretary of the obligations of the Shipowner under the Indenture.

                 "Section 1104" means Section 1104A of the Act, and when used with reference to subsections of Section 1104, means subsections of Section 1104A.

                 "Security Agreement" shall mean that certain security agreement, Contract No. MA-13259, dated as of the Closing Date, with respect to the Vessel, executed by the Shipowner and the Secretary relating to the security in respect to the Guarantees, as originally executed or as modified, amended or supplemented in accordance with the applicable provisions thereof.

                 "Shipowner" means ROWAN COMPANIES, INC., a Delaware corporation, and subject to the provisions of Sections 6.09, 8.01 and 8.02 of
Exhibit 1 to the Indenture, shall also include its successors and assigns.

                 "Shipyard" or "Shipbuilder" means LETOURNEAU, INC., a Texas corporation.

                 "Stated Maturity," when used with respect to any Obligation, means the date determinable as set forth in such Obligation as the final date on which the principal of such Obligation is due and payable, which shall include, without limitation, each of the Payment Dates.

                 "Supplemental Indenture" shall mean any indenture supplement to the Indenture entered into pursuant to Article X thereof.

                 "Title XI" means Title XI of the Act.

                 "Title XI Reserve Fund and Financial Agreement" means that certain Title XI Reserve Fund and Financial Agreement, Contract No. 13261, dated as of the Closing Date, executed by the Shipowner and the Secretary, as amended, modified or supplemented in accordance with the applicable provisions thereof.

                 "United States" means the United States of America.

                 "Vessel" means the Shipowner's self-elevating mobile offshore drilling unit to be named the GORILLA V and constructed by LETOURNEAU, INC. in accordance with the Construction Contract, including all work and material heretofore or hereafter performed upon or installed in or placed on board such Vessel, together with related appurtenances, additions, improvements, and replacements.